UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

 Securities Exchange Act of 1934

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Genie Energy Ltd.

 (Name of Registrant as Specified In Its Charter)

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GENIE ENERGY LTD.
520 Broad Street
Newark, New Jersey 07102
(973) 438-3500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Wednesday, May 7, 2018.

PLACE:	Genie Energy Ltd.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102.
ITEMS OF BUSINESS:	1.	To elect five directors, each for a term of one year.

	2.	To approve an amendment of the Company’s 2011 Stock Option and Incentive Plan to: (i) authorize additional shares of Class B Common Stock to be reserved for issuance thereunder by an additional 974,199 shares, (ii) allow non-employee directors to elect to receive their annual director fee in whole or in part in shares of Company’s Class B Common Stock, and (iii) conform with recent tax law changes.

	3.	To approve and ratify an August 7, 2017, grant to Howard S. Jonas of 210,840 shares of the Company’s Class B Common Stock in connection with the vesting of Deferred Stock Units in the Company’s subsidiary Genie Retail Energy, Inc.

	4.	To approve a sale to Howard S. Jonas of 1,152,074 shares of the Company’s Class B Common Stock at $4.34 per share for an aggregate sale price of $5 million, and warrants to purchase an additional 1,048,218 shares of the Company Class B Common Stock at $4.77 per share for an aggregate exercise price of $5 million.

	5.	To approve the grant of options to purchase 256,818 shares of the Company’s Class B Common Stock to Howard S. Jonas in lieu of a cash bonus.

	6.	To conduct an advisory vote on compensation of named executive officers.

	7.	To vote on the frequency of the advisory vote on executive compensation: once a year, once every two years or once every three years.

	8.	To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record at 5:00 p.m. Eastern time on March 9, 2018.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:	If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring with you to the Annual Meeting a brokerage statement or other written proof of ownership as of March 9, 2018, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@genie.com or by calling Genie Investor Relations at (973) 438-3848.

Important Notice Regarding the Availability of Proxy Materials for
the genie energy ltd. Stockholders Meeting to be Held on may 7, 2018:
The Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report are available at:

www.genie.com/ir

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joyce Mason
Joyce Mason
Corporate Secretary

Newark, New Jersey
April [__], 2018

GENIE ENERGY LTD.
520 Broad Street
Newark, New Jersey 07102
(973) 438-3500

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Genie Energy Ltd., a Delaware corporation (the “Company” or “Genie”) as of 5:00 p.m. Eastern time on March 9, 2018, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, May 7, 2018 at 10:30 a.m., local time, at Genie Energy Ltd.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), Class B common stock, par value $0.01 per share (“Class B Common Stock”) and the Series 2012-A Preferred Stock (“Preferred Stock”) present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about April [   ], 2018.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock, Class B Common Stock and Preferred Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

5:00 p.m. Eastern time on Friday, March 9, 2018, has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock, Class B Common Stock and Preferred Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 27,191,911, shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 1,574,326 shares of Class A Common Stock, 23,294,886 shares of Class B Common Stock and 2,322,699 shares of Preferred Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock and each share of Preferred Stock held by them. The holders of Class A Common Stock, Class B Common Stock and Preferred Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock, Class B Common Stock and Preferred Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

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How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock, Class B Common Stock and Preferred Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1), the adoption of amendments to the 2011 Stock Option and Incentive Plan (the “2011 Plan”) (Proposal No. 2), the ratification of an August 7, 2017, grant to Howard S. Jonas of 210,840 shares of the Company’s Class B Common Stock in connection with the vesting of Deferred Stock Units in the Company’s subsidiary Genie Retail Energy, Inc. (Proposal No. 3), the approval of a sale to Howard S. Jonas of 1,152,074 shares of the Company’s Class B Common Stock at $4.34 per share for an aggregate sale price of $5 million, and warrants to purchase an additional 1,048,218 shares of the Company Class B Common Stock at $4.77 per share for an aggregate exercise price of $5 million, (Proposal No. 4), the approval of a grant of options to purchase 256,818 shares of the Company’s Class B Common Stock to Howard S. Jonas in lieu of a cash bonus (Proposal No. 5), and for the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 6). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals. Proposal No. 7 asks stockholders to express a preference among three possible choices - as to whether future advisory votes on executive compensation should be held every year, every two years, or every three years. Accordingly, abstentions will not be counted as expressing any preference. If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on any of the proposals or on any stockholder proposal without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Genie Energy Ltd., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3500, and we will promptly forward to such stockholder a separate Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the 2017 Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Fiscal Year

The Company’s fiscal year ends on December 31 of each calendar year.

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CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it as a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at http://genie.com/governance.php and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the New York Stock Exchange requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors, a non-independent director and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://genie.com/governance.php. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1. During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2. During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3. (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4. Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5. The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

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Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of W. Wesley Perry, Alan Rosenthal and Allan Sass is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent.

The Corporate Governance Committee considered the following relationships between the Company and W. Wesley Perry in determining Mr. Perry’s independence: Mr. Perry joined the board of directors of the Company’s subsidiary, Genie Energy International Corporation, at its inception in September 2009 and purchased a 0.2% interest in Genie Energy International Corporation, for $400,000 in April 2010, which interest he still owns. Mr. Perry was not a director or otherwise a “Related Person” of the Company at the time of these transactions. The Corporate Governance Committee determined, after considering the timing, ownership and financial interest of the transactions, that the foregoing relationships were not material relationships with the Company and would not impact Mr. Perry’s independence. The Corporate Governance Committee (with Mr. Perry abstaining), therefore, recommended that the Board of Directors determine that Mr. Perry be deemed independent in accordance with the Corporate Governance Guidelines. The Board of Directors (with Mr. Perry abstaining) accepted the Corporate Governance Committee’s recommendation.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard Jonas nor James Courter is a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 – Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director (currently Mr. Perry) or the non-employee directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Genie Energy Ltd., 520 Broad Street, Newark, New Jersey 07102. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of the Company or its management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq., at our principal executive offices, Genie Energy Ltd., 520 Broad Street, Newark, New Jersey 07102. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board, and take such actions as they deem necessary to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

●	Obscene materials;

●	Unsolicited marketing or advertising material or mass mailings;

●	Unsolicited newsletters, newspapers, magazines, books and publications;

●	Surveys and questionnaires;

●	Resumes and other forms of job inquiries;

●	Requests for business contacts or referrals;

●	Material that is threatening or illegal; or

●	Any communications or materials that are not in writing.

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In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

●	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

●	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held nine (9) meetings in 2017. In 2017, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the 2017 Annual meeting of stockholders attended that meeting.

Board of Directors Leadership Structure and Risk Oversight Role

From January 2014 until November 2017, Howard Jonas filled the position of Chief Executive Officer, in addition to his role as Chairman of the Board. The Board of Directors’ decision was based on Howard Jonas’ leadership skills and his knowledge of the Company’s businesses since its inception. As Chairman of the Board, Howard Jonas provides overall leadership to the Board of Directors in its oversight function while, as Chief Executive Officer, he provided leadership in respect to the day-to-day management and operation of the Company’s businesses. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees are discussed below, such committees are comprised solely of independent directors.

We currently separate the roles of Board Chairman and Chief Executive Officer and believe that this further enhances the Board’s oversight of management.

Despite Mr. Howard Jonas’ departure from serving as our Chief Executive Officer, Mr. Howard Jonas continues to serve in an active manner in setting the strategic direction of our Company.

Michael Stein, who served as Chief Executive Officer of Genie Retail Energy, Inc. (GRE) since May 2015, was appointed as our Chief Executive Officer on November 1, 2017. As the Company continues to increase its focus on our retail business, Mr. Stein’s experience in running that division along with other energy divisions made him an appropriate choice to serve as Chief Executive Officer of the entire Company.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board’s role. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Section 303A.03 of the New York Stock Exchange Listed Company Manual requires that the non-employee directors of the Company meet without management at regularly scheduled executive sessions. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. W. Wesley Perry, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since October 24, 2011. The Board of Directors determined that the role of Lead Independent Director was important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees will conduct annual self-assessments to review and monitor their respective continued effectiveness.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

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Board Committees

The Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee, a Nominating Committee and a Technology Committee.

Audit Committee

The Audit Committee consists of W. Wesley Perry (Chairman), Alan Rosenthal and Allan Sass, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held five (5) meetings during 2017. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Perry qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2011 Stock Option and Incentive Plan, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Messrs. Rosenthal (Chairman) and Perry. The Compensation Committee held seven (7) meetings during 2017. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that both of the members of the Compensation Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has served as an officer or employee of the Company or has any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) of any company that employed or employs as an executive officer any member of the Company’s Compensation Committee.

Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Messrs. Rosenthal (Chairman), Perry and Sass. The Corporate Governance Committee held six (6) meetings in 2017. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

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Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Howard S. Jonas (Chairman), James A. Courter and W. Wesley Perry. W. Wesley Perry is independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual. Mr. Howard Jonas and Mr. Courter do not meet the requirements to be deemed independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to Section 303A.00 of the New York Stock Exchange Listed Company Manual. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one (1) meeting during 2017.

Technology Committee

The Technology Committee is responsible for examining and providing oversight over management’s direction of and investment in the Company’s research and development and technology initiatives. This includes evaluating the quality and direction of the Company’s research and development programs, identifying emerging issues and evaluating the level of review by external experts based on the committee members’ experience and other resources available to the Committee. The Committee also reviews the Company’s approaches to acquiring and maintaining technology, and evaluates the technology that the Company is researching and developing. The Technology Committee currently consists of Messrs. Sass (Chairman) and Perry. The Technology Committee holds informal proceedings and discussions with management from time to time and provides input to the relevant company personnel on an as needed basis. The Technology Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://investors.genie.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary.

2017 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for 2017 was comprised of equity compensation, consisting of awards of restricted Class B Common Stock, and cash compensation. Each of these components is described in more detail below.

Director Equity Grants

Pursuant to the Company’s 2011 Stock Option and Incentive Plan, as amended and restated to date, which we refer to as the Incentive Plan, each non-employee director of the Company who is deemed to be independent will receive, on each January 5th (or the next business day thereafter), an annual grant of 2,920 restricted shares of our Class B Common Stock, which will vest immediately upon grant. A new director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro-rated based on the calendar quarter of the year in which such person becomes a director. The stock is granted on a going forward basis, before the director completes his or her service for the calendar year. All such grants of stock to directors are subject to certain terms and conditions described in the Incentive Plan, as may be amended and restated from time to time.

Director Board Retainers

Each non-employee director of the Company who is deemed to be independent and who attends at least 75% of the regularly scheduled meetings of the Board of Directors and committees of which he or she is a member during a calendar year will receive an annual retainer of $50,000. Such payment will be made in January of the calendar year following attendance of at least 75% of the regularly scheduled Board of Directors and committee meetings during the preceding year, and is pro-rated, based on the number of quarters in the relevant year that the director serves, for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors and committee meetings for the period when he or she was a director. From 2015 through 2017, each independent director had the option to receive up to 40% ($20,000) of this compensation in the form of fully-vested shares of Class B Common Stock, the value of which shall be based on the average of the high and low prices for our Class B Common Stock on the trading date prior to the grant. Subject to approval of Proposal No. 2 by the stockholders of the Company, as of March 7, 2018, each independent director has the option to receive the entire annual $50,000 cash retainer in the form of fully-vested shares of Class B Common Stock, the value of which shall be based on the average of the high and low price on the trading date prior to the grant.

The Company’s Chairman may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. There is no additional compensation for serving on a committee as a committee chair, for the Lead Independent Director or for the Audit Committee Financial Expert.

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2017 Director Compensation Table

The following table lists the 2017 compensation for each person who served as a non-employee director during 2017. This table does not include compensation to Howard S. Jonas, who serves as a director and is a named executive officer, as he did not receive compensation for his service as a director during 2017. Mr. Howard Jonas’ compensation is set forth in the Executive Compensation section of this Proxy Statement. Mr. Courter, who is a director of the Company and serves as a paid consultant to the Company, did not receive any compensation for his service as a director.

Name	Dates of Board Service During 2017	Fees Earned or Paid in Cash ($)(1)	Fees Earned or Paid in Stock(2) ($)		Stock Awards ($)		All Other Compensation ($)		Total ($)
W. Wesley Perry	01/01/2017–12/31/2017	$30,000	$20,000	(3)	$17,724	(4)	$—		$67,724
Alan Rosenthal	01/01/2017–12/31/2017	$50,000	$—		$17,724	(4)	$—		$67,724
Allan Sass	01/01/2017–12/31/2017	$50,000	$—		$17,724	(4)	$—		$67,724
James A. Courter	01/01/2017–12/31/2017	$—	$—		$—		$125,000	(6)	$125,000

(1)	Represents the annual cash portion of the Board of Directors retainer paid in 2017.

(2)	Represents the annual Class B Common Stock portion of the Board of Directors paid in 2017.

(3)	Mr. Perry chose to receive 3,328 shares of Class B Common Stock at a price of $6.01 per share in lieu of $20,000 of the $50,000 annual cash retainer.

(4)	Represents the (i) grant date fair value of an award of 2,920 shares of the Company’s Class B Common Stock on January 5, 2017, computed in accordance with FASB ACS Topic 718R.

(6)	Reflects $125,000 paid by the Company to Mr. Courter for consulting fees. Mr. Courter did not receive any compensation for his service as a director.

Non-employee directors held the following shares of the Company’s Class B Common Stock granted for director service, and options to purchase shares of Class B Common Stock of the Company, as of December 31, 2017:

Name	Class B Common Stock	Options to Purchase Class B Common Stock
W. Wesley Perry	23,463	—
Alan Rosenthal	18,250	—
Allan Sass	18,250	—

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RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

On October 24, 2011, our Board of Directors adopted a Statement of Policy with respect to Related Person Transactions. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest, as well as transactions which, despite not meeting the quantitative criteria set forth above, are otherwise material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. Transactions that fall within this definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee is tasked with determining whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

The Transition Services Agreement between Genie Energy Ltd. and IDT Corporation, dated October 28, 2011 (the “TSA”), pursuant to which IDT, which is controlled by Howard S. Jonas, our controlling stockholder and Chairman of the Board, continues to provide certain services, including, but not limited to, services relating to human resources, employee benefits administration, finance, accounting, tax, internal audit, facilities, investor relations and legal. Additionally, under the same agreement, Genie provides specified administrative services to certain of IDT’s foreign subsidiaries. Furthermore, IDT granted us a license to use the IDT and IDT Energy names for our retail energy provider (REP) business. IDT charged Genie a total of $1,740,415 for services provided by IDT pursuant to the TSA during 2017. Genie charged IDT for certain payroll allocations in the aggregate amount of $471,127 during 2017.

On February 15, 2018, the Company’s Board of Directors approved, subject to stockholder approval, the sale of (i) 1,152,074 shares of the Company’s Class B Common Stock, at a price of $4.34 per share for an aggregate sales price of $5 million, and (ii) warrants to purchase an additional 1,048,218 shares of the Company’s Class B Common Stock at an exercise price of $4.77 per share for an aggregate exercise price of $5 million, to our Chairman of the Board of Directors, Howard S. Jonas or his affiliates. The warrants will expire two years from the closing of the Sale, which will take place as soon as practicable following stockholder approval, if obtained. As discussed more fully in the Compensation Discussion and Analysis section below, during 2017, Mr. Howard Jonas’ total compensation was $362,481. In August 2017, Mr. Howard Jonas received 210,840 restricted shares of Class B Common Stock that vested immediately in connection with the vesting of 19.33 shares of common stock of GRE in 2017. Mr. Howard Jonas’ current annual base salary is $50,000. In February 2018, the Compensation Committee approved a $325,000 bonus to Howard Jonas, payable in options to purchase Class B Common Stock, for his performance during 2017.

Michael Jonas is the son of Howard Jonas and brother-in-law to Michael Stein, and Executive Vice President of the Company. As discussed more fully in the Compensation Discussion and Analysis section below, during 2017, Mr. Michael Jonas’ total compensation was $245,004. Michael Jonas’ current annual base salary is $250,000. In February 2018, the Compensation Committee approved a $50,000 bonus to Michael Jonas for his performance during 2017.

Michael Stein, son-in-law of Howard Jonas and brother-in-law to Michael Jonas was appointed Chief Executive Officer of Genie on November 1, 2017. On March 7, 2017, Mr. Stein was appointed Chief Operating Officer. As discussed more fully in the Compensation Discussion and Analysis section below, during 2017, Mr. Stein’s total compensation was $639,538. In August 2017, Mr. Stein also received 2,084 restricted shares of Class B Common Stock that vested immediately in connection with the vesting of 1.933 shares of common stock of GRE in 2017. On November 1, 2017, in connection with Mr. Stein’s appointment as Chief Executive Officer, the Company’s Compensation Committee and Board of Directors approved a grant to be made in May 2018 (conditioned on the stockholder’s approval of the amendment of the 2011 Plan) of 157,344 restricted shares of the Company’s Class B Common Stock. Mr. Stein’s current annual base salary is $350,000. In February 2018, the Compensation Committee approved a $350,000 cash bonus to Michael Stein for his performance during 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock, Class B Common Stock and Preferred Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock, the Class B Common Stock or the Preferred Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of March 9, 2018, and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 1,574,326 shares of Class A Common Stock, 23,294,886 shares of Class B Common Stock and 2,322,699 shares of Preferred Stock. The numbers reported for Howard S. Jonas assume the conversion of all 1,574,326 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock		Number of Shares of Preferred Stock		Percentage of Ownership of Preferred Stock	Percentage of Aggregate Voting Power δ

Howard S. Jonas 520 Broad Street Newark, NJ 07102	6,369,670	(1)	21%		—		—	71.4%

Ilex Partners, LLC 650 Madison Ave., 17th Floor New York, NY 10022	1,551,178	(2)	6.7%		—		*	*

Geoffrey Rochwarger	107,452	(3)	*		15,453		*	*

Avi Goldin	25,461	(4)	*		300	(5)	*	*

Michael Jonas	1,862	(6)	*		—		—	*

Michael Stein	44,016	(7)	*		—		—	*

James A. Courter	286,983		1.2%		—		—	*

W. Wesley Perry	77,003	(8)	*		—		—	*

Alan Rosenthal	39,403	(9)	*		—		—	*

Allan Sass	21,170		*		6,000		*	*

All directors, Named Executive Officers and executive officers as a group (10 persons)	8,547,346	(10)	34.4	%(11)	21,753		*	72.2%

*	Less than 1%.

δ	Voting power represents combined voting power of our Class A Common Stock (three votes per share) and our Class B Common Stock and Preferred Stock (one-tenth of one vote per share). Excludes stock options.

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(1)	Consists of an aggregate of 1,574,326 shares of the Company’s Class A Common Stock and 4,795,344 shares of the Company’s Class B Common Stock, consisting of (i) 898,918 shares of the Company’s Class B Common Stock held by Mr. Howard Jonas directly of which 210,840 is subject to stockholder approval at the Annual Meeting, (ii) 2,034,262 shares of Class B Common Stock held by the Howard S. Jonas 2017 Annuity Trust, (iii) an aggregate of 7,780 shares of the Company’s Class B Common Stock beneficially owned by custodial accounts for the benefit of the children of Mr. Howard Jonas (of which Mr. Howard Jonas is the custodian), (iv) 1,279,337 shares of Class B Common Stock held by the Howard S. Jonas 2014 Annuity Trust, of which Howard Jonas is the trustee, (v) 275,047 shares of Class B Common Stock owned by the Jonas Foundation, and (vi) 300,000 shares of Restricted Stock held by the Howard S. Jonas 2014 Annuity Trust, of which Howard Jonas is the trustee. Does not include (a) an aggregate of 2,872,913 shares of the Company’s Class B Common Stock beneficially owned by trusts for the benefit of the children of Mr. Howard Jonas, as Mr. Howard Jonas does not exercise or share investment control of these shares, (b) 375,033 shares of the Company’s Class B Common Stock owned by the Howard S. & Deborah Jonas Foundation, as Mr. Howard Jonas does not beneficially own these shares, (c) 568,088 shares of the Company’s Class B Common Stock owned by the 2012 Jonas Family, LLC (Mr. Howard Jonas is a minority equity holder of such entity), (d) 258 ordinary shares of IEI held by Mr. Howard Jonas, (e) 346 ordinary shares of Afek held by Mr. Howard Jonas, (f) 290 shares of common stock of GMI held by Mr. Howard Jonas and (g) deferred stock units representing the right to receive 19.33 shares of common stock of the Company’s subsidiary, GRE, held by Mr. Howard Jonas. Under the terms of the grant instruments, Mr. Howard Jonas has the right, under certain circumstances, to convert vested shares of GRE, IEI, Afek and GMI into shares of the Company’s Class B Common Stock.

(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2017.

(3)	Consists of (a) 69,989 shares of the Company’s Class B Common Stock held by Mr. Rochwarger directly and (b) options to purchase 37,463 shares of the Company’s Class B Common Stock, which are currently exercisable. Does not include (i) 129 restricted ordinary shares of IEI held by Mr. Rochwarger, and (ii) 276 ordinary shares of Afek and 69 restricted ordinary shares of Afek held by Mr. Rochwarger. Under the terms of the grant documents, Mr. Rochwarger has the right, under certain circumstances, to convert vested shares of IEI and Afek into shares of the Company’s Class B Common Stock.

(4)	Consists of (a) 11,519 shares of the Company’s Class B Common Stock held by Mr. Goldin directly, (b) 1,900 shares of the Company’s Class B Common Stock held by Mr. Goldin in his Individual Retirement Account, and (c) options to purchase 12,042 shares of the Company’s Class B Common Stock, which are currently exercisable. Does not include (i) 103 ordinary shares of IEI held by Mr. Goldin, (ii) 115 ordinary shares of Afek held by Mr. Goldin, and (iii) 116 shares of common stock of GMI held by Mr. Goldin, and (iv) deferred stock units representing the right to receive 1.27 shares of common stock of the Company’s subsidiary, GRE, held by Mr. Goldin. Under the terms of the grant documents, Mr. Goldin has the right, under certain circumstances, to convert vested shares of GRE, IEI, Afek and GMI into shares of the Company’s Class B Common Stock.

(5)	Consists of Preferred Stock held in Mr. Goldin’s wife’s 401(k) account.

(6)	Consists of (a) 931 shares of the Company’s Class B Common Stock held by Mr. Michael Jonas directly and (b) 931 shares held by Mr. Michael Jonas’ wife. Does not include (i) 1,448 restricted shares of common stock of GMI held by Mr. M Jonas, (ii) 155 shares ordinary shares of IEI held by Mr. Michael Jonas, and (iii) 231 ordinary shares of Afek held by Mr. Michael Jonas. Under the terms of the grant documents, Mr. Michael Jonas has the right, under certain circumstances, to convert vested shares of GMI, IEI and Afek into shares of the Company’s Class B Common Stock.

(7)	Consists of (a) 42,460 shares of the Company’s Class B Common Stock held by Mr. Stein directly and (b) 1,556 shares of the Company’s Class B Common Stock held by Mr. Stein’s wife. Does not include deferred stock units representing the right to receive 1.93 shares of common stock of the Company’s subsidiary, GRE, held by Mr. Stein. Under the terms of the grant document, Mr. Stein has the right, under certain circumstances, to convert vested shares of GRE into shares of the Company’s Class B Common Stock.

(8)	In addition, Mr. Perry owns 2.5 shares (a 0.2% interest) of the Company’s subsidiary, Genie Energy International Corporation.

(9)	Consists of (a) 21,403 shares of the Company’s Class B Common Stock held by Mr. Rosenthal directly, (b) 2,500 shares of the Company’s Class B Common Stock held by Mr. Rosenthal in his Individual Retirement Account, (c) 12,500 shares of the Company’s Class B Common Stock held in the Endodontic Associates Retirement Account and (d) 3,000 shares of the Company’s Class B Common Stock held by Mr. Rosenthal in three accounts (1,000 shares each) for his three children.

(10)	Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Howard Jonas’ shares of Class A Common Stock, which are convertible into shares of the Company’s Class B Common Stock).

(11)	Assumes conversion of all of the shares of the Company’s Class A Common Stock into shares of the Company’s Class B Common Stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in 2017, except for the following Form 4 was not filed on a timely basis on behalf of Ira Greenstein for vesting of restricted stock for which shares were withheld for tax purposes.

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EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s Proxy Statement related to its 2018 Annual Meeting of Stockholders. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Genie’s Proxy Statement.

Alan Rosenthal, Chairman

W. Wesley Perry

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission (the “SEC”) under the Act or under the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this proxy statement, as well as our financial statements and management’s discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2017, which we refer to as the Form 10-K. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in the Form 10-K. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the Compensation Committee of our Board of Directors to oversee our general compensation policies; to determine the base salary and bonus to be paid each year to each of our executive officers; to oversee our compensation policies and practices as they relate to our risk management; and to determine the compensation to be paid each year to our non-employee directors for service on our Board of Directors and the various committees of our Board. In addition, the Compensation Committee administers our Incentive Plan with respect to stock option grants or other equity-based awards made to our executive officers. Further, from time to time, certain executives may receive grants of equity or similar rights in certain of our subsidiaries. While such grants are also considered by the Boards of Directors of those subsidiaries, the Compensation Committee must approve any grant to our executive officers. Shares of restricted stock are automatically granted to our non-employee directors under the Incentive Plan on an annual basis.

Elements of Compensation

The three broad components of our executive officer compensation are base salary, annual cash bonus awards, and long-term equity-based awards, which can be made in shares of our Class B Common Stock or in equity of certain of our subsidiaries under equity plans or other arrangements. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our Board of Directors, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each year. The Compensation Committee believes that our current compensation structure is serving its intended purpose and is functioning reasonably. Below is a description of the general policies and processes that govern the compensation paid to our executive officers, as reflected in the accompanying compensation tables.

Company Performance

2017

In 2017, Genie Energy generated $12.2 million in operating income, and increase from $2.7 million in 2016. During the year, Afek completed its sixth well, and after determining that it was unlikely to produce commercial quantities of oil or gas, suspended drilling operations and wrote off $6.5 million in capitalized costs. Following that decision, Genie Energy has sharpened its focus on its retail energy provider businesses.

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GRE delivered strong performance despite accruals for legal and regulatory matters, on improved margins from sales of electricity and increased sales of both electricity and natural gas. The company generated $264.2 million in revenue, $85.5 million in gross profit and $17.3 million in operating income. Residential customer equivalents (a standardized measurement of consumption commonly used on the industry and referred to as RCEs) and meters served both increased from the end of 2016 levels.

During 2017, GRE continued to integrate Town Square Energy (TSE) which it acquired in the fourth quarter of 2016, acquired Mirabito Natural Gas, which sells gas to commercial and governmental customers in Florida, in the third quarter, and entered into a joint venture to sell electricity and natural gas in the U.K.

2016

In 2016, GRE delivered a very strong year in terms of financial performance, meeting certain challenges and expansion, and Afek, continued on its development and modified plans based on the results of the exploratory activity to date. The Company reported a net loss attributable to common stockholders of $26.0 million, or $1.14 per share, including the impact of a write-down of $41.0 million in capitalized exploration costs.

GRE generated $212.1 million in revenue, similar to 2015 levels, and $76.9 million in gross profit and $26.5 million in operating income, both significant increases from 2015. Including the impact of the Q4 acquisition of Retail Energy Holdings (that operates retail energy providers, or REPs, under the name Town Square Energy, “TSE”), residential customer equivalents (a standardized measurement of consumption commonly used on the industry and referred to as RCEs) and meters served both increased from the end of 2015 levels.

In November 2016, GRE acquired REH for cash of $9.5 million plus $1.4 million for TSE’s net working capital (subject to adjustment), and has begun integrating those operations with GRE’s existing REP operations. The acquisition expanded the territory served by GRE’s REPs and introduced additional customer acquisition methods.

Afek completed drilling its fifth well in the southern portion of its license area. Analysis of the results confirms the presence of a consistent and substantial resource of early-stage maturated organics, primarily bitumen and heavy oil.

Based on the data, Afek re-evaluated its prospects and resources and is preparing to drill a sixth exploratory well, Ness 10, which will be the first well located north of the Sheikh-Ali Fault. Reprocessed seismic and other data indicate that the source rock that contained the resource in the southern portion of the license area extends north of the fault, but at significantly greater depths than in the southern portion. The planned drilling at Ness 10 seeks to confirm the presence of organics at the site and to determine whether the geological conditions necessary to convert early-stage maturated organics to light crude are present.

Genie Oil and Gas, or GOGAS, also launched a separate drilling company, Atid Drilling, and is proceeding with purchasing the rig utilized to drill Afek’s exploratory wells. Atid will serving as the drilling contractor for the drilling of Ness 10 and opportunistically pursue drilling opportunities for clients in a variety of fields including oil and gas exploration, water resource development and mineral exploration.

GOGAS curtailed its other projects, including the suspension of operations in Mongolia and substantially completed the decommissioning of American Shale Oil Corporation’s, or AMSO’s, in situ oil shale project in Colorado.

2015

In 2015, both GRE and Afek contributed to a strong year for the Company. The Company reported a net loss attributable to common stockholders of $8.9 million, or $0.40 per share, while investing significantly in growth at GRE and executing on Afek’s oil and gas exploration program.

GRE increased net meters served by over 8% delivering net meter growth in the last three quarters of 2015, and increased the total RCEs represented by its customer base as well. Gross profit increased on very strong gross margins and GRE’s income from operations was $13.5 million, up from $3.5 million in 2014.

Afek completed drilling on four wells and commenced drilling a fifth (completed in early 2016) and prepared for a flow test that was initiated in February 2016. The results prove the presence of hydrocarbons at several levels and in multiple wells. The flow test is an essential step in characterizing the resource and determining the nature of the resource and the practicality and cost of extraction.

After a regulatory setback, GOGAS’ Israel Energy Initiatives, Ltd., or IEI, oil shale project was put on hold. In an effort to focus resources on Afek’s project, operations at Genie Mongolia were scaled back and have subsequently been suspended and GOGAS continued to decline to fund its share of capital contribution to the AMSO LLC joint venture with Total S.A.

The results achieved in 2015, and the Company’s financial condition at the end of 2015, provided the necessary support for the Board’s February 2016 decision to reinstate a quarterly dividend on the Company’s common stock.

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Compensation Structure, Philosophy and Process

Our executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with the goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The annual base salary levels we pay to each of our Named Executive Officers is based on the responsibilities undertaken by the individuals, if applicable, the business unit managed and its complexity and role within the Company, and the market place for people of similar skill and background. The base salaries paid are determined through discussions with the covered individual and their manager as well as budgetary considerations, and are approved by the relevant members of our senior management and, in the case of executive officers, the Compensation Committee.

Incentive compensation is designed to reward contributions to achieving the Company’s goals for the current period and for the longer term. Cash bonuses are awarded in the discretion of the Compensation Committee. Near the beginning of a year, the Compensation Committee establishes goals for the Company and for individual executives. The goals are designed to set forth achievable goals for the current performance of the Company and its business units and for current contributions to long-term initiatives. While individual bonus amounts are not linked to specific targets, in evaluating performance and making bonus determinations, the Compensation Committee considers, among other factors, whether the Company met or exceeded the goals outlined, the individual’s contribution toward achieving those goals, if relevant, the performance of the business unit over which the individual exercised management and other accomplishments during the year that were deemed relevant in specific instances. In some instances, cash bonuses or targets are set forth in written employment agreements that are described below, and, in 2017, bonus levels for all of GRE were set relative to the Adjusted EBITDA achieved at that business unit. Following the end of a relevant period – usually the end of a year - our management sets company-wide bonus levels for the period then ended, based on Company performance and available resources, which are presented to the Compensation Committee. The bonus amounts awarded to specific individuals are the result of subjective determinations made by the Compensation Committee (with recommendations from the appropriate members of management) with respect to each subject individual, based on Company and individual performance, with consideration given to the performance factors set by the Compensation Committee for the relevant period, and levels relative to the bonuses of other personnel and officers. Except as set forth in employment agreements, individual bonus levels are not determined based on previously established formulae, targets or ranges. The Company does, however, consider target bonuses for specific individuals that are established early in a fiscal year and are based on the prior years’ bonuses, the individuals’ responsibilities, including with respect to the Company-wide goals established by the Compensation Committee and other factors that management may determine.  If established, such targets are used as one data point, among many, in determining actual bonus levels.

Executive officers are eligible to receive cash bonuses, generally of up to 100% of base salary, or higher upon extraordinary performance, based upon performance, including the specific financial and other goals set by the Compensation Committee. Specific bonuses will depend on the individual achievements of executives and their contribution to achievement of the enumerated goals. These goals will be set by the Compensation Committee. As Mr. Howard Jonas receives most of his compensation in equity, his bonus levels are set with respect to bonuses of other executives and performance factors and not linked to his annual base salary levels.

Equity grants are made in order to provide additional incentive compensation and to align the interests of our executives with our stockholders. Executives have been granted equity interests in the Company and, with regard to individuals whose areas of responsibility focus on specific operations, in those operations, so as to better reward the executives for the results of their efforts. Equity grants in subsidiaries are made to align the incentive value with those operations where the individual can have the greatest impact, so as to maximize the incentive value of the grant. When equity grants in subsidiaries are made, the recipients are generally provided with the right to obtain liquidity in those grants through conversion to cash or equity in the Company (at the Company’s option) upon vesting or a later date in the future.

Compensation Decisions Made in Covered Periods

2017

At a meeting held on March 7, 2017, the Compensation Committee approved the following goals for 2017. Consistent with its undertakings to match compensation with company and individual performance, goals have been set for the company as well as for individual executive officers.

Company-Wide Goals

●	Successfully drill and analyze the results at Nes 10

●	Optimize profitability and cash generation at GRE

●	Continue to grow GRE’s customer base and expand into new geographic markets and products

●	Increase market awareness of Genie and its goals and strategies

Howard Jonas, Chairman and Chief Executive Officer

●	Guide the strategic direction for Genie Energy Ltd. and its divisions

●	Drive the media and public relations strategy for the company

●	Work with GRE senior management on new sales strategies

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●	Work with senior management team to evaluate new complementary business opportunities or acquisitions for Genie business units

●	Develop strategic relationships with noteworthy US or international figures who influence policies in Genie jurisdictions and/or help attract capital

●	Develop relationships with new strategic partners or potential investors for both GRE and GOGAS who can help attract capital and/or provide operational expertise.

Geoff Rochwarger, Vice Chairman of Genie Energy Ltd, Chief Executive Officer of Genie Oil E&P

●	Oversee and manage the operations of the Afek exploration program

●	Complete the drilling and analysis of Ness 10

●	Establish a drilling company, attract strategic partners for the venture and market to outside customers

●	Maintain relationships with key service providers and vendors to help implement exploration program and prepare for potential future stages

●	Manage expenditures, especially during down times when not actively drilling

●	Management of IT and network management for the company

●	Work with CEO and CFO to provide necessary support for financial reporting and strategic relationship development

Avi Goldin, Chief Financial Officer

●	Manage Genie’s global finance and accounting staff in the US and Israel:

●	Timely and accurate reporting of quarterly and annual results

●	Attain clean financial and SOX audits for FY2017

●	Improve financial and systems oversight and control across the company

●	Maintain a strong working relationship with external auditors

●	Optimize spending on corporate level functions

●	Work closely with internal audit to improve and enhance the control environment, including the integration of new businesses and acquisitions

●	Manage relationship with IDT Accounting, Human Resources and Information Systems in their provision of services to Genie via the TSA

●	Work with the CEO and business unit heads on business and corporate development efforts

●	Lead the continued development of Genie’s relationships with the financial community, including investors, bankers and research analysts

●	Expand Genie’s investor relations activities

●	Perform business unit CFO responsibilities at GRE

●	Management of the Finance, Accounting, Treasury, MIS, Supply and Risk Management functions

●	Work with CEO of GRE to Achieve Annual Adjusted EBITDA of $15MM for GRE, assuming “normal” weather, market and regulatory conditions

Michael Jonas, Executive Vice President & Director of Global Exploration and Business Development, Chief Executive Officer at Genie Oil & Gas Development

●	Direct management responsibilities for Genie’s Israeli business development activities

●	Oversee the public relations, legal and, government relations and permitting functions at Afek

●	Manage Afek’s ongoing Regulatory compliance work, specifically renewals or extensions of key licenses.

●	Work with Chairman and other executives on new initiatives and work to cultivate relationships with investors and potential partners for Afek

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●	Establish and build relationships with oil and gas companies who can help attract capital and/or provide operational expertise for Afek

●	Work with Israeli regulators to advance Afek’s exploration project based on the results of exploratory activities towards an economic discovery and, if appropriate, begin the process of licensing commercial production in the license area.

Michael Stein, then Chief Operating Officer

●	Direct management responsibilities for GRE and subsidiaries

●	Expand GRE’s market footprint into new utility regions, geographies and sales channels that match GRE’s business model and regulatory requirements

●	Grow GRE customer/meter base while meeting criteria for profitability and payback

●	Grow Diversegy’s profitability and complete the ongoing refocusing of the Network Marketing channel

●	Work with the CEO and CFO on business and corporate development efforts

●	Achieve Annual Adjusted EBITDA of $15MM for GRE, assuming “normal” weather, market and regulatory conditions

●	Lead efforts to fully integrate Town Square Energy and future acquisitions into GRE operations.

Compensation Approach for 2017

Except as provided in written agreements, or where an individual assumed additional responsibility or delivered extraordinary performance, raises were restricted to employees earning under $175,000 in annual base compensation or $200,000 in annual total compensation, and raises were limited to three percent of annual base compensation. Bonuses at GRE were reflective of the gross margins and bottom line performance of that business during 2017, and were determined to be in an aggregate amount of 5.5% of Adjusted EBITDA (which is a financial metric used to measure performance of the GRE segment internally) with adjustment for a portion of the accruals taken for legal and regulatory settlements. Bonuses for GOGAS’ Israel-based employees were generally limited to those with guaranteed bonuses under employment agreements. Bonuses for corporate-level employees were generally consistent with 2016 levels, subject to adjustment for contributions to GRE performance. Company-wide, base compensation for 2018 was increased by 2.4% over 2017 levels.

At a meeting held on March 7, 2018, management reported to the Compensation Committee on Company and individual performance in 2017 relative to the previously determined goals and made recommendations for bonuses to be paid in respect of 2017 and base compensation levels for 2018.

Cash Bonuses Awarded in Respect of 2017

In connection with Company and individual performance and accomplishments, individual bonus levels were determined and paid in the first quarter of 2018.

Howard Jonas received a bonus of $325,000, the same bonus level as was awarded to him for 2017. Subject to approval by the stockholders of the Company (see Proposal No. 5), such bonus is to be paid in the form of options to purchase Class B Common Stock with a value of $325,000 on the date the bonus was approved. During 2017, Mr. Jonas provided active oversight and strategic guidance over all Company operations. He maintained and enhanced relationships with strategic partners and engaged in discussions with existing and newly identified parties related to potential financing for Afek’s exploratory activities, the growth of Atid Drilling Ltd.’s (“Atid”) business as well as financing for the Company as a whole. Mr. Jonas’ direction contributed to the decisions that led to GRE’s geographic expansion and organic growth and improved bottom-line performance. Mr. Jonas was actively involved in directing and managing efforts at Afek and Atid.

Mr. Stein was awarded an annual bonus of $350,000 in respect of 2017, the same bonus level as was awarded to him for 2015. In addition to that bonus, Mr. Stein received a bonus of $23,500 in November 2017 upon assuming the role of Chief Executive Officer of the Company. In 2017, Mr. Stein’s primary role was as Chief Executive Officer of GRE, while also assisting in corporate-level management and decision making and assuming the CEO role of the Company in November. As CEO of GRE, Mr. Stein was the primary executive in making and implementing the strategic decisions that led to the growth of GRE and its improved financial performance in 2017. He directed the geographic expansion of GRE’s REP operations, through organic growth, integration of TSE, the Mirabito acquisition and the UK joint venture. Under his management, GRE substantially exceeded its Adjusted EBITDA performance target. In 2017, the scope of Diversegy’s operations were expanded while managing costs. Mr. Stein helped guide GRE through the successful resolution of legal and regulatory matters.

Mr. Rochwarger was awarded a bonus of $200,000 compared to a bonus of $100,000 for 2016. In 2017, Mr. Rochwarger was also paid an additional $175,000 bonus for performance during prior periods. During 2017, Mr. Rochwarger directed Afek’s drilling and related operations, including a shift to the Northern portion of Afek’s license area, completion of the sixth well and the analysis of all results. With Mr. Howard Jonas, he was primarily responsible for the decision as to the direction of Afek’s program and the necessary spending levels. Simultaneously, Mr. Rochwarger led the launch of Atid, including the purchase of a drilling rig and negotiations of drilling contracts as well as relationships with strategic partners and key vendors. Mr. Rochwarger designed and implemented Afek’s changes to personnel and spending levels relative to its reduced operational level. At the corporate level, Mr. Rochwarger supervised and directed IT and network management for the company.

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Mr. Goldin was awarded a bonus of $225,000 for 2017, a decrease from the $250,000 bonus awarded to him in 2016. His employment agreement in effect for 2017, provided for a minimum bonus of $100,000 plus an additional target bonus of $75,000. His actual bonus level was determined, in part, due to Mr. Goldin’s direct contribution to GRE’s financial and operational performance, as well as his contributions to the growth at GRE, particularly related to acquisitions and integration. During 2017, Mr. Goldin continued to manage the Company’s internal finance functions and management of the accounting and finance staff at the Company’s operations in the U.S. and Israel, and had direct primary responsibility for financial oversight at GRE and its subsidiary operations. Mr. Goldin continued the effort to improve the internal control environment at the Company, and worked closely with the Audit Committee and the external auditors. He worked with management of the Company’s operating divisions on acquisitions, organic growth, expansion into new offerings and changes to operations, and was instrumental in driving improved performance at GRE. He was a key individual in investor relations efforts and possible fundraising activities. Mr. Goldin was the primary executive tasked with managing the relationship with IDT personnel providing services to the Company.

Michael Jonas was awarded a bonus of $50,000 in respect of 2017, unchanged from the bonus he received in respect of 2016. During 2017, Michael Jonas managed regulatory matters, including compliance, public relations and related efforts at Afek and other business development activities in Israel. Under his management, Afek’s license and permit were extended and the necessary approvals for drilling Afek’s sixth exploratory well were obtained. He worked with other executives in fundraising and cost cutting efforts at Afek and evaluated potential development activities for GOGAS.

Base Salaries

Howard Jonas received the majority of his base salary for 2017 (as well as other periods) in the form of the right to purchase 3.6 million shares of the Company’s Class B Common Stock, which was effected in July through August 2014, and was approved by the stockholders of the Company at the 2015 annual meeting. The purchase price for the 3.6 million shares of the Company’s Class B Common Stock was $6.82 per share, the fair market value at the time the agreement was approved by the Compensation Committee. The current arrangement lasts for six years, ending in 2020. The purchased shares are subject to repurchase by the Company at the original purchase price if Mr. Jonas leaves the employ of the Company under certain conditions, which right lapses over the six-year term of the arrangement. Mr. Jonas receives a cash salary, currently $50,000 per year, to facilitate his participation in certain employee benefit plans maintained by the Company. In November 2017, in connection with Mr. Jonas ceasing to act as Chief executive Officer of the Company, the Company and Mr. Jonas amended his employment agreement without changing the provisions for base compensation for the scheduled term of the agreement.

Mr. Rochwarger’s base salary for 2018 was $500,000 in accordance with his employment agreement with the Company, and in accordance with that agreement, his base salary for 2018 will remain unchanged.

Mr. Goldin’s base salary for 2017 was $300,000, in accordance with his employment agreement with the Company as then in effect. Effective January 1, 2018, the Company and Mr. Goldin entered into a further amended employment agreement (discussed in detail below) that set his base compensation for 2018 at $350,000.

Mr. Stein’s base salary for most of 2017 was $250,000. It was increased to $350,000 in November 2017 upon his assumption of the role of Chief Executive Officer of the Company, and remains at that level for 2018.

Michael Jonas’ base salary for 2017 was $250,000 and remains at that level for 2018.

Incentive Equity Grants

The Compensation Committee on November 1, 2017, in connection with Mr. Stein’s appointment as Chief Executive Officer approved, a grant to be made in May 2018 (conditioned on the stockholder’s approval of the amendment of the 2011 Plan) of 157,344 restricted shares of the Company’s Class B Common Stock.

Upon the vesting of certain deferred stock units in GRE awarded in prior periods, because there was no public market for the underlying shares at the time of vesting, the Company elected to pay the value of the vested awards in grants of shares of Class B Common Stock. At such time, Mr. Howard Jonas received a grant of 210,840 shares of Class B Common Stock, subject to stockholder approval, Mr. Stein received a grant of 21,084 shares of Class B Common Stock and Mr. Goldin received a grant of 13,814 shares of Class B Common Stock, each in respect of the value of the portion of the award that vested in 2017.

Employment Agreements Entered into in 2017

In connection with the scheduled expiration of his employment agreement, Mr. Goldin and the Company entered into a Second Amended and Restated Employment Agreement. The revised agreement is more fully described below.

In connection with his departure from the role of Chief Executive Officer of the Company, but remaining as Chairman of the Board, Howard Jonas and the Company entered into a Third Amended Employment Agreement. The revised agreement is described below and does not impact his base compensation during 2018.

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2016

At a meeting held on March 3, 2016, the Compensation Committee approved the following goals for 2016. Consistent with its undertakings to match compensation with company and individual performance, goals have been set for the company as well as for individual executive officers.

Company-Wide Goals

●	Successfully conduct flow tests on the Afek exploration wells and analyze the results

●	Optimize profitability and cash generation at GRE

●	Continue to grow the customer base of the REPs owned by GRE and expand into new geographic markets and products

●	Increase market awareness of Genie and its goals and strategies

Howard Jonas, Chairman and Chief Executive Officer, Genie Energy Ltd., and Chief Executive of Genie Israel

●	Continue to guide the strategic direction for Genie Energy Ltd., GRE and GOGAS

●	Drive the media and public relations strategy for the company

●	Propose and work with senior management team to evaluate new complementary business opportunities or acquisitions for Genie business units

●	Develop strategic relationships with noteworthy U.S. or international figures who influence policies in Genie jurisdictions and/or help attract capital

●	Develop relationships with new strategic partners or potential investors for both GRE and GOGAS who can help attract capital and/or provide operational expertise

Geoffrey Rochwarger, Vice Chairman of Genie Energy Ltd., and Chief Executive Officer of Genie Israel E&P

●	Oversee and manage Afek operations for its exploration program

●	Complete the drilling and analysis of the fifth exploration well

●	Initiate and run Afek’s well flow test program in up to seven zones in one to two completed wells

●	Maintain relationships with key service providers and vendors responsible to help implement exploration program and prepare for potential future stages

●	Help manage expenditures, especially during down times when not actively drilling

●	Work with CEO and CFO to provide necessary support for financial reporting and strategic relationship development

Avi Goldin, Chief Financial Officer

●	Manage Genie’s global finance and accounting staff in the U.S. and Israel:

●	Timely and accurate reporting of quarterly and annual results

●	Attain clean financial and SOX audits for FY2016

●	Improve financial and systems oversight and control across the company

●	Maintain a strong working relationship with external auditors

●	Work closely with internal audit to improve and enhance the Company’s control environment

●	Manage relationship with IDT Accounting, Human Resources and Information Systems in their provision of services to Genie via the Transition Services Agreement

●	Work with the CEO and business unit heads on business and corporate development efforts

●	Assist in executing transactions with potential strategic and/or financial implications for the Company

●	Lead the continued development of Genie’s relationships with the financial community, including investors, bankers and research analysts

●	Expand Genie’s investor relations activities

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●	Oversee integration of new acquisitions into internal control environment and corporate infrastructure

●	Perform business unit CFO responsibilities at GRE

●	Management of the Finance, Accounting, MIS, Supply and Risk Management functions

●	Work with CEO of GRE to achieve Annual Adjusted EBITDA of $10-15MM for GRE, assuming “normal” weather, market and regulatory conditions

Michael Jonas, Executive Vice President & Director of Global Exploration and Business Development

●	Directly manage Genie’s Israeli business development activities

●	Oversee the public relations, legal and, government relations and permitting functions at Afek

●	Support the successful execution of the planned exploration program in Afek’s license area, including possible additional areas or approaches

●	Manage Afek’s ongoing regulatory compliance work, specifically renewals or extensions of key licenses.

●	Lead the evaluation and execution of new business initiatives for Genie Oil and Gas

●	Lead the effort to cultivate relationships with investors and potential partners for Afek

●	Establish and build relationships with oil & gas companies who can help attract capital and/or provide operational expertise for GOGAS projects

●	Work with Israeli regulators to advance Afek’s exploration project based on the results of the flow testing towards an economic discovery and begin the process of licensing commercial production in the license area

Michael Stein, Chief Operating Officer (effective March 7, 2016) and Chief Executive Officer – GRE

●	Manage GRE and subsidiaries

●	Expand market footprint for the REPs owned by GRE into new utility regions, geographies and sales channels that match GRE’s business model and regulatory requirements

●	Grow customer/meter base for REPs owned by GRE while meeting criteria for profitability and payback

●	Grow Diversegy’s profitability and complete the ongoing refocusing of Network Marketing channel

●	Start solar business unit and achieve modest 1st year sales goals

●	Achieve Annual Adjusted EBITDA of $10-15 million for GRE (on a consolidated basis), assuming normal weather, market and regulatory conditions

Compensation Approach for 2016

Except as provided in written agreements, or where an individual assumed additional responsibility or delivered extraordinary performance, raises were restricted to employees earning under $175,000 in annual base compensation or $200,000 in annual total compensation, and raises were limited to three percent of annual base compensation. Bonuses at GRE were reflective of the gross margins and bottom line performance of that business during 2016, and were determined to be in an aggregate amount of 4.8% of Adjusted EBITDA (which is a financial metric used to measure performance of the GRE segment internally). Bonuses for GOGAS’ Israel-based employees were limited to certain key personnel. Bonuses for corporate-level employees were generally consistent with 2015 levels, subject to adjustment for contributions to GRE performance. Company-wide, base compensation for 2017 was increased by 1.7% over 2016 levels.

Cash Bonuses Awarded in Respect of 2016

In connection with Company and individual performance and accomplishments, individual bonus levels were determined and paid in the first quarter of 2017.

Howard Jonas received a bonus of $325,000, the same bonus level as was awarded to him for 2015. During 2016, Mr. Jonas provided active oversight and strategic guidance over all Company operations. He maintained and enhanced relationships with strategic partners and engaged in discussions with existing and newly identified parties related to investments in certain of the Company’s subsidiaries. Mr. Jonas’ direction contributed to the decisions that led to GRE’s growth and improved bottom-line performance. Mr. Jonas was actively involved in directing and managing efforts at Afek, including making and implementing the decisions as to direction and spending for that project.

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Mr. Stein was awarded a bonus of $350,000 in respect of 2016, an increase from $207,446 awarded in respect of 2015. In 2016, Mr. Stein’s primary role was as Chief Executive Officer of GRE, while also assisting in corporate-level management and decision making. As CEO of GRE, Mr. Stein was the primary executive in making and implementing the strategic decisions that led to the growth of GRE and its improved financial performance. He directed the geographic expansion of GRE’s REP operations and the acquisition of TSE. Under his management, GRE substantially exceeded its Adjusted EBITDA performance target. In 2016, GRE launched its solar energy offering and Diversegy’s operations were rationalized and more fully integrated, delivering improved bottom line contribution. Mr. Stein helped guide GRE through regulatory challenges and the resolution of regulatory matters as well as the progress toward resolution of other legal matters. In March 2017, Mr. Stein was named as Chief Operating Officer of the Company in addition to his role as CEO of GRE.

Mr. Rochwarger was awarded a bonus of $100,000, unchanged from his 2015 bonus. During 2016, Mr. Rochwarger directed Afek’s drilling operations, including the completion of the fifth well, the conduct of the well flow tests, and the analysis of all results. With Mr. Howard Jonas, he was primarily responsible for the decision as to the direction of Afek’s program and the necessary spending levels. Mr. Rochwarger was instrumental in fundraising efforts for Afek’s drilling program. He has maintained relationships with key vendors and partners and established new relationships as Afek’s program was modified. He was the primary executive responsible for the development and launch of Atid Drilling and the establishment of the relationships with partners for that new venture. Mr. Rochwarger designed and implemented Afek’s changes to personnel and spending levels relative to its reduced operational level.

Mr. Goldin was awarded a bonus of $250,000 for 2016, an increase from the $207,234 bonus awarded to him in 2015. His employment agreement, as amended, provided for a minimum bonus of $100,000 plus an additional target bonus of $75,000. His actual bonus level was determined, in part, due to Mr. Goldin’s direct contribution to GRE’s financial and operational performance. During 2016, Mr. Goldin continued to manage the Company’s internal finance functions and management of the accounting and finance staff at the Company’s operations in the U.S. and Israel, and had direct primary responsibility for financial oversight at GRE and its subsidiary operations. Mr. Goldin continued the effort to improve the internal control environment at the Company, including expanding a dedicated internal audit team, and worked closely with the Audit Committee and the external auditors. He worked with management of the Company’s operating divisions on acquisitions, organic growth, expansion into new offerings and changes to operations, and was instrumental in driving improved performance at GRE. His role included budgeting and analysis of data. He was a key individual in investor relations efforts and fundraising activities. Mr. Goldin was the primary executive tasked with managing the relationship with IDT personnel providing services to the Company.

Michael Jonas was awarded a bonus of $50,000 in respect of 2016, an increase from the $15,000 he received in respect of 2015. During 2016, Michael Jonas continued to manage the suspension of operations in Mongolia, and assumed responsibility for regulatory matters, public relations and related efforts at Afek. Under his management, Afek’s license and permit were extended and the necessary approvals for drilling Afek’s sixth exploratory well were obtained. He worked with other executives in fundraising and cost cutting efforts at Afek and evaluated potential development activities for GOGAS.

Base Salaries

Howard Jonas received the majority of his base salary for 2016 (as well as other periods) in the form of the right to purchase 3.6 million shares of the Company’s Class B Common Stock, which was effected in July through August 2014, and was approved by the stockholders of the Company at the 2015 annual meeting. The purchase price for the 3.6 million shares of the Company’s Class B Common Stock was $6.82 per share, the fair market value at the time the agreement was approved by the Compensation Committee. The current arrangement lasts for six years beginning in 2014. The purchased shares are subject to repurchase by the Company at the original purchase price if Mr. Jonas leaves the employ of the Company under certain conditions, which right lapses over the six-year term of the arrangement. Mr. Jonas receives a cash salary, currently $35,000 per year, to facilitate his participation in certain employee benefit plans maintained by the Company.

Mr. Rochwarger’s base salary for 2016 was $500,000 in accordance with his employment agreement with the Company, and in accordance with that agreement, his base salary for 2017 will remain unchanged.

Mr. Goldin’s base salary for 2016 was $300,000, in accordance with his amended employment agreement with the Company, and in accordance with that agreement, his base salary for 2017 will remain unchanged.

Mr. Stein’s base salary for 2016 was $250,000 and remains at that level for 2017.

Michael Jonas’ base salary for 2016 was $250,000 and remains at that level for 2017.

Incentive Equity Grants

In 2016, no awards of equity interests in the Company or any of its subsidiaries were made to any of our executive officers, although certain grants made in prior years continued to vest in accordance with their terms in 2016.

Upon the vesting of certain deferred stock units in GRE awarded in prior periods, because there was no public market for the underlying shares at the time of vesting, the Company elected to pay the value of the vested awards in cash. At such time, Mr. Howard Jonas received $1,224,877, Mr. Stein received $122,488 and Mr. Goldin received $80,251, each in respect of the value of the portion of the award that vested in 2016.

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2015

Goals for 2015

At a meeting held on March 10, 2015, the Compensation Committee approved the following goals for 2015. Consistent with its undertakings to match compensation with company and individual performance, goals have been set for the company as well as for individual executive officers.

Company-Wide Goals

●	Successfully drill 2-3 exploration wells on the exploration license for Northern Israel

●	Optimize profitability and cash generation at GRE

●	Continue to grow GRE’s customer base and expand into new geographic markets

●	Increase market awareness of Genie and its goals and strategies

Howard Jonas, Chairman and Chief Executive Officer, GNE and Chief Executive Officer of Genie Israel

●	Continue to guide the strategic direction for Genie Energy Ltd., GRE and GOGAS

●	Guide the media and public relations strategy for the Company

●	Develop relationships with new strategic partners or potential investors for both GRE and GOGAS

●	Develop strategic relationships with noteworthy U.S. or international figures who influence policies in Genie jurisdictions and/or help attract capital

●	Establish relationships with oil & gas players who can help attract capital and/or provide operational expertise for GOGAS projects

●	Propose and work with senior management team to evaluate new complementary business opportunities or acquisitions for Genie business units

Geoffrey Rochwarger, Vice Chairman of Genie Energy Ltd., Chief Executive Officer of Genie Retail Energy

●	Expand GRE’s market footprint into new utility regions, geographies and sales channels that match GRE’s business model and regulatory requirements

●	Grow GRE customer/meter base while meeting criteria for profitability and payback

●	Achieve Annual Adjusted EBITDA at or above budgeted target for GRE, assuming “normal” weather and market conditions

●	Oversee and manage the Afek drilling project in conjunction with the CEO

●	Provide leadership and management support for Genie Israel operations

Avi Goldin, Chief Financial Officer

●	Manage Genie’s global finance and accounting staff in the U.S., Israel and Mongolia

●	Timely and accurate reporting of quarterly and annual results

●	Attain clean financial and SOX audits for 2015

●	Improve financial oversight and control across the company

●	Manage relationship with IDT Accounting, Internal Audit and Information Systems via the TSA

●	Assist in improving the operational and financial performance of GRE

●	Maintain a strong working relationship with external and internal auditors

●	Work with the CEO on business and corporate development efforts

●	Assist in executing transactions with potential strategic and/or financial implications for the Company

●	Lead the continued development of Genie’s relationships with the financial community, including investors, bankers and research analysts

●	Expand Genie’s public investor relations activities

●	Oversee integration of new acquisitions into internal control environment and corporate infrastructure

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Michael Jonas, Executive Vice President & Director of Global Exploration and Business Development

●	Direct management responsibilities for the Genie Mongolia business unit

●	Successfully execute planned exploration program for new prospecting area

●	Lead the evaluation and execution of new business initiatives for Genie Oil and Gas

●	Lead the effort to cultivate relationships with investors and potential partners for Genie Mongolia

●	Work with the CEO to establish relationships with oil & gas players who can help attract capital and/or provide operational expertise for GOGAS projects

Michael Stein, Executive Vice President

●	Direct management responsibilities for GRE’s Epiq and Diversegy business units

●	Work with the CEO to develop strategic relationships with noteworthy U.S. or international figures who influence policies in Genie jurisdictions and/or help attract capital

●	Work with the CEO to establish relationships with oil & gas players who can help attract capital and/or provide operational expertise for GOGAS projects

●	Work with the CFO on development of Genie’s relationships with the financial community, including investors, bankers and research analysts

●	Work with the CFO to expand Genie’s investor relations activities

In April 2015, the Company announced changes in the roles of certain executive officers that made certain of the goals for specific executive officers no longer relevant to them. Where warranted, the goals outlined for an individual in a specific role that was modified were considered in respect of the individual who assumed that role. The Compensation Committee also considered the individual executive officers’ contributions to the Company-wide goals as well as their contributions to the business unit for which they had responsibility and the success or failure of that business unit in 2015.

Compensation Approach for 2015

Except as provided in written agreements, or where an individual assumed additional responsibility or delivered extraordinary performance, raises were restricted to employees earning under $175,000 in annual base compensation or $200,000 in annual total compensation, and raises were limited to three percent of annual base compensation. Bonuses at GRE were reflective of the gross margins and bottom line performance of that business during 2015. Bonuses for GOGAS’ Israel-based employees were reduced to reflect the anticipated level of operations of those units. Company-wide, base compensation for 2016 was increased by 1.4% over 2015 levels.

Employment Agreements Entered into in 2015

In connection with Mr. Goldin’s assumption of additional duties, specifically taking on the role of principal financial officer at GRE and its subsidiary operations, the Company entered into an addendum to Mr. Goldin’s employment agreement with the Company providing for an increase in Mr. Goldin’s annual base compensation from $275,000 to $300,000, effective April 20, 2015, and making Mr. Goldin eligible for an additional performance-based bonus (in addition to the $100,000 target bonus previously provided for in his employment agreement) for performance at GRE, with a target of $75,000. Such changes will be in effect through the term of his Agreement, which will expire on December 31, 2017. The addendum was entered into to reflect Mr. Goldin’s expanded role and duties and ensured that the Company would continue to benefit from Mr. Goldin’s services and the continuity of having the same person serving in those key roles.

In connection with the change in his role, on June 17, 2015, the Company and Mr. Rochwarger entered into an employment agreement. The agreement is described below and provides for an annual base salary of $500,000 and target bonuses totalling $250,000, as well as other possible compensation as described in the more detailed description of such agreement elsewhere in this Proxy Statement. The agreement was entered into to document certain informal understandings and clarify Mr. Rochwarger’s role and compensation in his new role.

Cash Bonuses Awarded in Respect of 2015

In connection with Company and individual performance and accomplishments, individual bonus levels were determined and paid in the first quarter of 2016.

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Howard Jonas received a bonus of $325,000, the same bonus level as was awarded to him for 2014. During 2015, Mr. Jonas provided active oversight and strategic guidance over all Company operations. He maintained relationships with strategic partners and engaged in discussions with existing and newly identified parties related to investments on certain of the Company’s subsidiaries. Mr. Jonas was actively involved in directing and managing efforts at Afek during the crucial stages of that project. Mr. Jonas played a key role in advancing potential acquisitions for the Company as well as other growth initiatives and areas for development. Mr. Jonas served as Chairman and Chief Executive Officer of the Company for the full year.

Mr. Rochwarger was awarded a bonus of $100,000, a reduction from the $321,350 bonus awarded in respect of 2014. The reduction is due to the restructuring of Mr. Rochwarger’s compensation and his new role, including the employment agreement entered into during 2015, and the assumption of the GRE CEO role by Mr. Stein in April 2015. During the first quarter of 2015, Mr. Rochwarger continued to directly manage GRE as well as performing an active role in management of Afek’s drilling program. After the management restructuring, Mr. Rochwarger focused on Afek and certain duties to the Company and oversaw the drilling of all wells and other activities related to Afek’s exploration program. Mr. Rochwarger managed internal resources and vendors in a complex operation that had not been accomplished previously by the Company. He was primarily responsible for the successful completion of four wells and the analysis of the results.

Mr. Goldin was awarded a bonus of $207,234, an increase from the $116,667 bonus awarded in 2014. His revised employment agreement provided for a target bonus of at least $175,000. Mr. Goldin continued to manage the Company’s internal finance functions and management of the accounting and finance staff at the Company’s operations in the U.S., Israel and Mongolia. In April 2015, he assumed primary responsibility for financial oversight at GRE and its subsidiary operations in addition to his duties to the Company as a whole. Mr. Goldin continued the effort to improve the internal control environment at the Company, including engaging a dedicated internal audit team. Mr. Goldin again led the budgeting process during a year when there were dramatic shifts mid-year in the stages and rates of development at all Company operating units. In addition, Mr. Goldin was active in investment efforts at certain Company subsidiaries, business development activities and played a leading effort in investor relations in increasing the profile of the Company in the investment community.

Mr. Stein was awarded a bonus of $207,446 in respect of 2015, an increase from $25,000 awarded in respect of 2014. In April 2015, Mr. Stein assumed the role of Chief Executive Officer of GRE, and his bonus primarily reflects the strong performance of that business. Mr. Stein led efforts to turn around Diversegy and limit the negative financial impact of Epiq’s operations. He was also instrumental in developing and implementing the initiatives that led to net meter growth in each of the second, third and fourth quarters of 2015 and in exploring ways to diversify GRE’s business and sources of revenue.

Michael Jonas was awarded a bonus of $15,000 in respect of 2015, a reduction from the $50,000 he received in respect of 2014. During 2015, Michael Jonas led the curtailing of operations in Mongolia while assuming greater responsibility for aspects of Afek’s management. The reduction was part of an overall program to cut bonuses related to Israeli operations related to the level of operations at the various projects on an ongoing basis. In addition to his operational duties, he also was involved in business development efforts in seeking complementary opportunities for the Company.

Base Salaries

Howard Jonas received the majority of his base salary for 2015 (as well as other periods) in the form of the right to purchase 3.6 million shares of the Company’s Class B Common Stock, which was effected in July through August 2014, and was approved by the stockholders of the Company at the 2015 annual meeting. The purchase price for the 3.6 million shares of the Company’s Class B Common Stock was $6.82 per share, the fair market value at the time the agreement was approved by the Compensation Committee. The current arrangement lasts for six years beginning in 2014. The purchased shares are subject to repurchase by the Company at the original purchase price if Mr. Jonas leaves the employ of the Company under certain conditions, which right lapses over the six-year term of the arrangement. Mr. Jonas receives a cash salary, currently $35,000 per year, to facilitate his participation in certain employee benefit plans maintained by the Company.

Mr. Rochwarger’s base salary for 2015 was $500,000 in accordance with the employment agreement he entered into with the Company in 2015. His base salary for 2016 remains unchanged at $500,000 in accordance with his employment agreement with the Company.

Mr. Goldin’s base salary for 2015 was initially set at $275,000, in accordance with his employment agreement with the Company, but was increased, effective April 20, 2015, to $300,000 in accordance with his assumption of additional duties at GRE, as documented in an addendum to his employment agreement. His base salary for 2016 remains at $300,000 in accordance with his employment agreement with the Company, as addended.

Mr. Stein’s base salary for 2015 was initially set at $175,000, but was increased to $250,000 when he assumed the role of Chief Executive Officer of GRE on April 29, 2015, and remains at that level for 2016.

Michael Jonas’ base salary for 2015 was $250,000 and it remains at that level for 2016.

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Incentive Equity Grants

In 2015, no awards of equity interests in the Company were made to any of our executive officers. Certain of our named executive officers were granted equity interests in GRE as part of a grant of equity interests in that entity for key personnel. Mr. Howard Jonas was granted 58 shares of Common Stock of GRE with a grant date value of $2,449,915, Mr. Goldin was granted 5.8 shares of Common Stock of GRE with a grant date value of $244,991, and Mr. Stein was granted 3.8 shares of Common Stock of GRE with a grant date value of $160,512.

In addition, upon the vesting of certain deferred stock units in IDT Energy, Inc. awarded in prior periods, because there was no public market for the underlying shares at the time of vesting, the Company elected to pay the value of the vested awards in cash. At such time, Mr. Howard Jonas received $865,828.39 and Mr. Rochwarger received $72,079.58, each in respect of the value of the portion of the award that vested in 2015.

Goals for 2018

At a meeting held on March 7, 2018, the Compensation Committee approved the following goals for 2018. Consistent with its undertakings to match compensation with company and individual performance, goals have been set for the company as well as for individual executive officers.

Company-Wide Goals

●	Optimize profitability and cash generation at GRE

●	Develop and commence implementation of strategic plan for Israel operation

●	Continue to grow GRE’s customer base and expand into new geographic markets and products

●	Manage early stage international Joint Ventures in the UK and other territories

●	Increase market awareness of Genie and its goals and strategies

Howard Jonas, Chairman of the Board

●	Guide the strategic direction for Genie Energy Ltd. and its divisions

●	Drive the media and public relations strategy for the company

●	Work with GRE senior management on new geographies and sales strategies

●	Work with senior management team to evaluate new complementary business opportunities or acquisitions for Genie business units

●	Develop strategic relationships with noteworthy US or international figures who influence policies in Genie jurisdictions and/or help attract capital

●	Develop relationships with new strategic partners or potential investors who can help attract capital and/or provide operational expertise

Michael Stein, Chief Executive Officer

●	Direct operations for entire company, including allocation of resources and growth initiatives for all divisions Direct management responsibilities for GRE and subsidiaries

●	Expand GRE’s market footprint into new utility regions, geographies and sales channels that match GRE’s business model and regulatory requirements, both organically and through acquisition

●	Grow GRE customer/meter base while meeting criteria for profitability and payback

●	Lead efforts to fully integrate Town Square Energy, Mirabito and future acquisitions into GRE operations.

●	Grow Diversegy’s profitability and expand the operation of Genie Retail Services

●	Manage early stage international joint ventures in the UK and Japan.

●	Achieve Annual Adjusted EBITDA of $20MM for GRE, assuming “normal” weather, market and regulatory conditions

Geoff Rochwarger, Vice Chairman of Genie Energy Ltd, Chief Executive Officer of Genie Oil E&P

●	Oversee and manage the Genie’s operations in Israel; Take lead in developing and implementing strategic plan for Israeli operations

●	Optimize Atid’s third party drilling business, leveraging the company assets to generate gross profits

●	Maintain relationships with key service providers and vendors to require to operate Atid’s drilling business

●	Management of IT and network management for the company

●	Work with CEO and CFO to provide necessary support for financial reporting and strategic relationship development

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Avi Goldin, Chief Financial Officer

●	Manage Genie’s global finance and accounting staff in the US and Israel and within the international joint ventures:

●	Timely and accurate reporting of quarterly and annual results

●	Attain clean financial and SOX audits for FY2017

●	Improve financial and systems oversight and internal controls across the company

●	Maintain a strong working relationship with external auditors

●	Optimize spending on corporate level functions

●	Work closely with internal audit to improve and enhance the control environment, including remediation of identified weakness and the integration of new businesses and acquisitions

●	Work with the CEO and business unit heads on business and corporate development efforts

●	Work with CEO on the management of early stage international joint ventures in the UK and other territories

●	Lead the continued development of Genie’s relationships with the financial community, including investors, bankers and research analysts

●	Expand Genie’s investor relations activities

●	Perform business unit CFO responsibilities at GRE

●	Management of the Finance, Accounting, Treasury, MIS, Supply and Risk Management functions

●	Work with CEO to achieve Annual Adjusted EBITDA of $20MM for GRE, assuming “normal” weather, market and regulatory conditions

Michael Jonas, Executive Vice President & Director of Global Exploration and Business Development,
Chief Executive Officer at Genie Oil & Gas Development

●	Work with Chairman and other executives on new initiatives and work to cultivate relationships with investors and potential partners

●	Manage the GNE team located in the Israel office

EMPLOYMENT AGREEMENTS

In connection with, and effective upon, consummation of the spin-off in 2011, each of Messrs. Howard Jonas and Goldin entered into employment agreements with the Company that provide for base compensation, payments, treatment of equity awards on termination of employment, and other terms of employment. In connection with Mr. Jonas’ change in his role, on November 2017, the Company entered into a Third Amended and Restated Employment Agreement with Mr. Jonas. In August 2014, ahead of the expiration of the term of Mr. Goldin’s employment agreement, the Company entered into an Amended and Restated Employment Agreement with Mr. Goldin, which became effective as of August 19, 2014. In December 2017, the Company entered into a Second Amended and Restated Employment Agreement with Mr. Goldin, which became effective as of January 1, 2018. On June 17, 2015, the Company and Mr. Rochwarger entered into an employment agreement. The following is a description of the material terms of the compensation provided pursuant to the employment agreements.

Howard Jonas: The third amended and restated employment agreement between Howard Jonas and the Company, referred to as the Jonas Employment Agreement is effective as of November 1, 2017, and provides that Mr. Jonas serves as Chairman of the Board of Directors of the Company. Under the terms of a prior agreement with Mr. Jonas, the Company agreed to sell to Mr. Jonas, and Mr. Jonas agreed to purchase from the Company, an aggregate of 3,600,000 shares of the Company’s Class B Common Stock.  Between July 2014 and August 2014, Mr. Jonas purchased 3.6 million shares of the Class B Common Stock at a purchase price of $6.82 per share, the closing price of the Class B Common Stock on the trading day prior to the approval of the purchase right by the Compensation Committee. The purchased shares are subject to repurchase by the Company at the original purchase price if Mr. Jonas leaves the employ of the Company under certain conditions, which repurchase right lapses over six-years. The purchased shares are also restricted from transfer. Such restrictions lapsed as to 600,000 shares, immediately upon purchase, as to an additional 600,000 shares on each of December 31, 2014, 2015, 2016 and 2017 and are scheduled to lapse as to an additional 600,000 shares on December 31, 2018. Mr. Jonas is entitled to receive an annual cash salary not to exceed $50,000 and is eligible to receive bonuses as determined by the Compensation Committee.

For any periods following the end of the term on December 31, 2020, the Company shall pay Mr. Jonas an annual base salary of $250,000 in cash or equity interest or a combination thereof, as mutually agreed to by the parties.

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If Mr. Jonas’ employment is terminated due to his death or disability, as defined in the agreement, the Company shall pay Mr. Jonas (or his beneficiary) (i) all unpaid amounts of annual base salary, if any, to which Mr. Jonas was entitled as of the date of termination, and (ii) all unpaid amounts to which Mr. Jonas was then entitled under any employee benefit plans, perquisites or other reimbursements. In addition, in the event of Mr. Jonas’ death, the Company shall pay Mr. Jonas’ estate a lump sum payment equal to twelve (12) months of the cash portion of Mr. Jonas’ salary (at the rate in effect on the date of his death), the restrictions on the purchased shares shall lapse and any unvested equity grants in the Company or subsidiaries shall vest upon death or disability.

In the event Mr. Jonas’ employment is terminated by the Company for “cause” or by Mr. Jonas for other than “good reason”, the Company shall pay Mr. Jonas all unpaid amounts, if any, to which Mr. Jonas was entitled as of the date of termination and all unpaid amounts to which Mr. Jonas was then entitled under any employee benefit plans, perquisites or other reimbursements.  In the event Mr. Jonas’ employment was terminated for “cause”, then the restrictions shall lapse with respect to a pro rata portion (as such term is defined in the agreement) of the purchased shares and the Company’s repurchase right with respect to all other shares shall become exercisable. In the event employment is terminated by Mr. Jonas other than for good reason, the Company’s repurchase right shall be exercisable by the Company as to all purchased shares with respect to which the restrictions have not lapsed as of the date of termination.

In addition, in the event the Company terminates Mr. Jonas’ employment, other than for “cause”, or if Mr. Jonas terminates his employment for “good reason”, the Company shall pay Mr. Jonas all unpaid amounts, if any, to which Mr. Jonas was entitled as of the date of termination and all unpaid amounts to which Mr. Jonas was then entitled under any employee benefit plans, perquisites or other reimbursements. In addition, all restrictions on the purchased shares shall lapse, Mr. Jonas’ equity grants shall accelerate and vest as of the date of termination and the Company shall pay Mr. Jonas a lump sum payment equal to twelve (12) months of the cash portion of Mr. Jonas’ salary (at the rate in effect on the date of his death).

Pursuant to the agreement, Mr. Jonas has agreed not to compete with the Company for a period of one year following the termination of his employment (other than termination of his employment for “good reason” or by the Company other than for “cause”). The agreement has a term from November 1, 2017 until December 31, 2020 and shall automatically be renewed for additional one-year periods unless, not later than ninety (90) days prior to any such expiration, the Company or Mr. Jonas shall have notified the other party in writing that such renewal extension shall not take effect.

The agreement defines “cause” as: (i) Mr. Jonas’ conviction for the commission of an act or acts constituting a felony under the laws of the United States or any State thereof, or (ii) Mr. Jonas’ willful and continued failure to substantially perform his duties under the Jonas Employment Agreement (other than any such failure resulting from his incapacity due to physical or mental illness), after written notice has been delivered to Mr. Jonas by the Company, and Mr. Jonas’ failure to substantially perform his duties is not cured within ten (10) business days after notice of such failure has been given to Mr. Jonas.

The agreement defines “good reason” as:  the occurrence (without Mr. Jonas’ express written consent) of (i) a material breach of the agreement by the Company; (ii) the assignment to Mr. Jonas of any duties inconsistent with Mr. Jonas’ status as a senior executive officer of the Company or a material adverse alteration in the nature or status of Mr. Jonas’ responsibilities; (iii) any purported termination of Mr. Jonas’ employment which is not effected pursuant to a proper notice of termination under the Jonas Employment Agreement; (iv) a material reduction in Mr. Jonas’ annual base salary; (v) a material reduction in Mr. Jonas’ positions, duties, responsibilities or reporting lines from those provided in the Jonas Employment Agreement; (vi) relocation of Mr. Jonas’ principal place of employment to a location more than 50 miles outside of the metropolitan New York area; or (vii) a “Change in Control.”

A “Change in Control” is defined as: the occurrence of either of the following: (i) any person is or becomes the beneficial owner of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors cease to constitute at least a majority of the Board, excluding any individual whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

Geoffrey Rochwarger: Mr. Rochwarger and the Company entered into an employment agreement, referred to as the Rochwarger Employment Agreement, effective as of June 17, 2015, pursuant to which Mr. Rochwarger is paid an annual base salary of $500,000 to serve as the Vice Chairman of the Company, Chief Executive Officer of the Company’s subsidiary Genie E&P Ltd. and as the primary authority and responsibility for Afek Oil & Gas Ltd.’s drilling and actual production operations. Mr. Rochwarger is entitled to an annual performance-based bonus at the level determined by the Compensation Committee of the Company’s Board of Directors with input from the supervisor, provided that such bonus shall not be in an amount of less than $250,000, of which not less than $125,000 shall be in respect of Mr. Rochwarger’s duties to the Company and not less than $125,000 shall be in respect of Mr. Rochwarger’s duties to Genie E&P. Mr. Rochwarger is also entitled to a discretionary bonus based on the profits generated (or other metrics) at GRE (or related entities) for a period of time following January 1, 2015, which program shall be subject to approval of the Compensation Committee of the Board of Directors and dependent on the performance of GRE (the “Profit/Performance Share”).

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The Rochwarger Employment Agreement has a five-year term and shall automatically be renewed or extended for additional two-year periods unless, not later than ninety (90) days prior to any such expiration, the Company or Mr. Rochwarger shall have notified the other party in writing that such renewal extension shall not take effect. During the term of the agreement, Mr. Rochwarger is eligible to participate in the Company’s Israeli benefit plans as well as the Company’s 401(k) savings plan and receive perquisites, including but not limited, to phone, car and office equipment.

Should Mr. Rochwarger be terminated due to his death or disability, as defined in the Rochwarger Employment Agreement, Mr. Rochwarger (or, in the event of his death, his estate) shall receive any accrued or vested compensation, including salary, commission, bonus(es), reimbursement for unpaid and approved business expenses through the date of termination, including his base salary and a portion of his bonus pro-rated based on the portion of the year represented by the period between the prior calendar year end and date of termination. In addition, the Company shall continue to pay Mr. Rochwarger or his estate as applicable his base salary plus the minimum bonus provided for in the agreement for the remainder of the term.

If Mr. Rochwarger is terminated by the Company for “cause” or if Mr. Rochwarger resigns without “good reason”, Mr. Rochwarger shall be entitled to receive accrued or vested compensation, including salary, commission, and bonus(es), and to be reimbursed for unpaid and approved business expenses, through the date of termination.

If the Company terminates Mr. Rochwarger without “cause”, or if Mr. Rochwarger resigns for “good reason” (which includes, among other things, a “change of control” of the Company, as defined in the agreement), the Company, subject to Mr. Rochwarger’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Rochwarger all accrued or vested compensation, including salary, commission, and bonus(es), and reimburse Mr. Rochwarger for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to Mr. Rochwarger’s base salary, bonus and Profit/Performance Share received during or with respect to the calendar year immediately preceding termination for a period of the remaining term plus twelve months if Mr. Rochwarger is terminated prior to the fourth anniversary of the effective date, or for the remainder of the term plus twenty four months if Mr. Rochwarger is terminated following the fourth anniversary of the effective date. In addition, subject to Mr. Rochwarger’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Rochwarger under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

If upon expiration of the term, and in the event that the Company does not offer to extend the term of the Rochwarger Employment Agreement, and the Company and Mr. Rochwarger do not agree on terms and conditions for continued employment, the Company, subject to Mr. Rochwarger’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Rochwarger all accrued or vested compensation, including salary, commission, and bonus(es), and reimburse Mr. Rochwarger for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to 200% of Mr. Rochwarger’s base salary, bonus and Profit/Performance Share received during or with respect to the calendar year immediately preceding termination. In addition, subject to Mr. Rochwarger’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Rochwarger under the Company’s incentive plans shall immediately vest (and the restrictions thereon lapse. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

The agreement defines “cause” as: (i) Mr. Rochwarger’s indictment or conviction for the commission of an act or acts constituting a felony under the laws of the United States or any State thereof; (ii) Mr. Rochwarger’s commission of fraud, embezzlement or gross negligence; (iii) Mr. Rochwarger’s willful or continued failure to perform an act permitted by the Company’s rules, policies or procedures, including without limitation, the Company’s  Code of Business Conduct and Ethics that is within his material duties under the Rochwarger Employment Agreement (other than by reason of physical or mental illness or disability) or directives of the Board, or material breach of the terms of the Rochwarger Employment Agreement or of his non-disclosure and non-competition conditions, in each case, after written notice has been delivered to Mr. Rochwarger by the Company, and Mr. Rochwarger’s failure to substantially perform his duties or breach is not cured within fifteen (15) business days after such notice has been given to Mr. Rochwarger; (iv) any misrepresentation by Mr. Rochwarger of a material fact to or concealment by Mr. Rochwarger of a material fact from the Company’s Board, Chairman of the Board, Chief Executive Officer and/or general counsel; or (v) any material violation of the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics.

The agreement, defines “good reason” as: (i) a change in the supervisor or to whom the Employee reports in violation of the terms of the Rochwarger Agreement, (ii) the Company imposes unreasonable restrictions on Employee’s ability to perform his duties under the Rochwarger Employment Agreement, (iii) the Company’s failure to perform its material duties under the Rochwarger Employment Agreement, which failure has not been cured by the Company within fifteen (15) days of its receipt of written notice thereof from Mr. Rochwarger; (iv) a reduction by the Company (without the consent of Mr. Rochwarger, which consent may be revoked at any time) in Mr. Rochwarger’s base salary, or substantial reduction in the other benefits provided to Mr. Rochwarger; (v) the assignment to Mr. Rochwarger of duties inconsistent with Mr. Rochwarger’s status as a senior executive officer of the Company or a substantial adverse alteration in the nature or status of Mr. Rochwarger’s responsibility; (vi) a substantial diminution of Mr. Rochwarger’s responsibility, (vii) the relocation of Mr. Rochwarger’s principal place of employment to a location more than twenty-five (25) miles; (viii) the assignment of duties inconsistent with the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics; (ix) any purported termination of Mr. Rochwarger s employment not in accordance with the terms of the Rochwarger Employment Agreement; or (x) any “Change in Control” of the Company.  A “Change in Control” is defined as: if (A) any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Howard Jonas, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Howard Jonas, shall acquire in one or a series of transactions, whether through sale of stock or merger, voting securities representing more than 50% of the voting power of all outstanding voting securities of the Company or any successor entity of the Company, or (B) the stockholders of the Company shall approve a complete liquidation or dissolution of the Company.

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Avi Goldin: Mr. Goldin and the Company entered into a second amended and restated employment agreement, effective as of January 1, 2018, referred to as the Goldin Employment Agreement, pursuant to which Mr. Goldin is paid an annual base salary of $350,000 to serve as the Chief Financial Officer of the Company. Mr. Goldin shall receive a guaranteed annual bonus of $112,500. In addition, Mr. Goldin is eligible to for a discretionary bonus of $112,500. In the event that the term of the Goldin Employment Agreement is extended beyond the initial expiration date of December 31, 2020, then each of Mr. Goldin’s base salary, guaranteed bonus and target bonus will increase by five percent (5%) during such extended portion of the term. The Company shall have the right, at any time not less than nine (9) months, nor more than twelve (12) months, prior to the then scheduled expiration of the term, to notify Mr. Goldin that his annual base salary, guaranteed bonus and target bonus will each be reduced by up to ten percent (10%) for any period following such scheduled expiration of the term. Mr. Goldin has the right to accept such modified terms or, within twenty (20) days following delivery of the notice by the Company, to elect to terminate his employment effective as of the then scheduled expiration of the term, Mr. Goldin is entitled to receive severance and the severance period will be reduced by fifty percent (50%).

The Goldin Employment Agreement has a three year term and shall automatically be renewed or extended for additional one-year periods unless, not later than ninety (90) days prior to any such expiration, the Company or Mr. Goldin shall have notified the other party in writing that such renewal extension shall not take effect. During the term of the agreement, Mr. Goldin is eligible to participate in the Company’s medical, dental, life and disability programs as well as the Company’s 401(k) savings plan.

Should Mr. Goldin be terminated due to his death or disability, as defined in the Goldin Employment Agreement, Mr. Goldin (or, in the event of his death, his estate) shall receive any accrued or vested compensation, including salary, commission, bonus(es), reimbursement for unpaid and approved business expenses through the date of termination.

If Mr. Goldin is terminated by the Company for “cause” or if Mr. Goldin resigns without “good reason”, Mr. Goldin shall be entitled to receive accrued or vested compensation, including salary and guaranteed bonus and to be reimbursed for unpaid and approved business expenses, through the date of termination.

If the Company terminates Mr. Goldin without “cause”, or if Mr. Goldin resigns for “good reason” (which includes, among other things, a “change of control” of the Company, as defined in the agreement), the Company, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Goldin all accrued or vested compensation, including salary, guaranteed bonus, and discretionary bonus, and reimburse Mr. Goldin for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or  (ii) Mr. Goldin’s base salary plus the greater of his guaranteed bonus plus discretionary bonus (at the rates in effect on the date of termination) and the actual bonus paid to Mr. Goldin in the year of the term preceding termination for the remainder of the term, but in no event less than a 12-month period plus one month for each full year of employment of Mr. Goldin with the Company or its affiliates subsequent to January 1, 2015 (the “Minimum Severance Period”).  In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

If upon expiration of the term, and in the event the Company or Mr. Goldin shall have notified the other party in writing that the automatic renewal extension should not take effect, the Company, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Goldin all accrued or vested compensation, including salary, commission, guaranteed bonus and discretionary bonus, and reimburse Mr. Goldin for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus his guaranteed bonus and discretionary bonus (at the rates in effect on the date of termination) for the Minimum Severance Period. In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

The agreement defines “cause” as: (i) Mr. Goldin’s indictment or conviction for the commission of an act or acts constituting a felony under the laws of the United States or any State thereof; (ii) Mr. Goldin’s commission of fraud, embezzlement or gross negligence; (iii) Mr. Goldin’s willful or continued failure to perform an act permitted by the Company’s rules, policies or procedures, including without limitation, the Company’s  Code of Business Conduct and Ethics that is within his material duties under the Goldin Employment Agreement (other than by reason of physical or mental illness or disability) or directives of the Board, or material breach of the terms of the Goldin Employment Agreement or of his non-disclosure and non-competition conditions, in each case, after written notice has been delivered to Mr. Goldin by the Company, and Mr. Goldin’s failure to substantially perform his duties or breach is not cured within fifteen (15) business days after such notice has been given to Mr. Goldin; (iv) any misrepresentation by Mr. Goldin of a material fact to or concealment by Mr. Goldin of a material fact from the Company’s Board, Chairman of the Board, Chief Executive Officer and/or general counsel; or (v) any material violation of the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics.

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The agreement, defines “good reason” as: (i) the Company’s failure to perform its material duties under the Goldin Employment Agreement, which failure has not been cured by the Company within fifteen (15) days of its receipt of written notice thereof from Mr. Goldin; (ii) a reduction by the Company (without the consent of Mr. Goldin, which consent may be revoked at any time) in Mr. Goldin’s base salary, or substantial reduction in the other benefits provided to Mr. Goldin; (iii) the assignment to Mr. Goldin of duties inconsistent with Mr. Goldin’s status as a senior executive officer of the Company or the designation by the Company of Mr. Goldin to any position or capacity other than (A) Chief Financial Officer of the Company, (B) Chief Financial Officer of one of the Company’s principal divisions (as described in the Company’s periodic filings made with the Securities and Exchange Commission), or (C) Chief Operating Officer of the Company; (iv) the relocation of Mr. Goldin’s principal place of employment to a location more than thirty-five (35) miles from its current Newark, New Jersey location or outside of the New York City metropolitan areas; (v) the assignment of duties inconsistent with the Company’s rules, policies or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics; (vi) any purported termination of Mr. Goldin s employment not in accordance with the terms of the Goldin Employment Agreement; or (vii) any “Change in Control” of the Company.  A “Change in Control” is defined as: if (A) any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Howard Jonas, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Howard Jonas, shall acquire in one or a series of transactions, whether through sale of stock or merger, voting securities representing more than 50% of the voting power of all outstanding voting securities of the Company or any successor entity of the Company, or (B) the stockholders of the Company shall approve a complete liquidation or dissolution of the Company.

The Company does not have any employment agreements with either Michael Stein or Michael Jonas.

POTENTIAL POST-EMPLOYMENT PAYMENTS

Certain of the Company’s executives with employment agreements are entitled under such agreements to payments upon termination.

For Mr. Howard Jonas, the Chairman of the Company’s Board of Directors and the Company’s Chief Executive Officer, if his employment is terminated (i) due to his death or disability, (ii) by the Company with or without cause, or (iii) by Mr. Jonas for any reason, Mr. Jonas (or his beneficiary) shall be entitled to receive all unpaid amounts (A) of annual base salary, if any, to which Mr. Jonas was entitled as of the date of termination and (B) to which Mr. Jonas was then entitled under any  employee benefits, perquisites or other reimbursements.  In the event of Mr. Jonas’ death or disability, or if the Company terminates his employment other than for cause, or if Mr. Jonas terminates his employment for good reason, Mr. Jonas (or, in the event of his death, his estate) shall be paid the severance, all restrictions on the purchased shares shall lapse and all equity grants shall accelerate and vest as of the date of termination. In addition, in the event the Company terminates Mr. Jonas’ employment for cause, then the restrictions shall lapse with respect to pro rata portion of the purchased shares that have not vested and the Company’s repurchase right with respect to all the other purchased shares shall become exercisable and all equity grants shall accelerate and vest as of the date of termination.

For Mr. Rochwarger, the Company’s Vice Chairman, if his employment is terminated due to his death or disability, Mr. Rochwarger (or, in the event of his death, his estate) shall be entitled to receive any accrued or vested compensation, including salary, commission, bonus(es), reimbursement for unpaid and approved business expenses through the date of termination, including his base salary and a portion of his bonus pro-rated based on the portion of the year represented by the period between the prior calendar year end and date of termination. In addition, the Company shall continue to pay Mr. Rochwarger or his estate as applicable his base salary plus the minimum bonus provided for in the agreement for the remainder of the term. If Mr. Rochwarger is terminated by the Company for cause or if Mr. Rochwarger resigns without good reason, Mr. Rochwarger shall be entitled to receive accrued or vested compensation, including salary, commission, and bonus(es), and to be reimbursed for unpaid and approved business expenses, through the date of termination. If the Company terminates Mr. Rochwarger without cause, or if Mr. Rochwarger resigns for good reason, (i) Mr. Rochwarger shall be paid all accrued or vested compensation, including salary, commission, and bonus(es), and shall be reimbursed for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to equal to Mr. Rochwarger’s base salary, bonus and Profit/Performance Share received during or with respect to the calendar year immediately preceding termination for a period of the remaining term plus twelve months if Mr. Rochwarger is terminated prior to the fourth anniversary of the effective date, or for the remainder of the term plus twenty four months if Mr. Rochwarger is terminated following the fourth anniversary of the effective date, and (ii) all awards theretofore granted to Mr. Rochwarger under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

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If the Company does extend the term of the Rochwarger Employment Agreement , and the Company and Mr. Rochwarger do not agree on terms and conditions for continued employment, the Company, subject to Mr. Rochwarger’s execution and delivery of the Company’s standard release agreement, shall pay to Mr. Rochwarger all accrued or vested compensation, including salary, commission, and bonus(es), and reimburse Mr. Rochwarger for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to 200% of Mr. Rochwarger’s base salary, bonus and Profit/Performance Share received during or with respect to the calendar year immediately preceding termination. In addition, subject to Mr. Rochwarger’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Rochwarger under the Company’s incentive plans shall immediately vest (and the restrictions thereon lapse. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

For Mr. Goldin, the Company’s Chief Financial Officer, if his employment is terminated due to his death or disability, Mr. Goldin (or, in the event of his death, his estate) shall be entitled to receive any accrued or vested compensation, including salary, commission, bonus(es), reimbursement for unpaid and approved business expenses through the date of termination. If Mr. Goldin is terminated by the Company for cause or if Mr. Goldin resigns without good reason, Mr. Goldin shall be entitled to receive accrued or vested compensation, including salary, commission, and bonus(es), and to be reimbursed for unpaid and approved business expenses, through the date of termination. If the Company terminates Mr. Goldin without cause, or if Mr. Goldin resigns for good reason, (i) Mr. Goldin shall be paid all accrued or vested compensation, including salary, commission, and bonus(es), and shall be reimbursed for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus the greater of his target bonus (at the rates in effect on the date of termination) and the actual bonus paid to Mr. Goldin in the year of the term preceding termination for the remainder of the term, but in no event less than a 12-month period plus one month for each full year of employment of Mr. Goldin with the Company or its affiliates subsequent to January 1, 2015 (the “Minimum Severance Period”). In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

If the Company does not extend the term of the Goldin Employment Agreement, (i) Mr. Goldin shall be paid all accrued or vested compensation, including salary, commission, and bonus(es), and shall be reimbursed for unpaid and approved business expenses, through the date of termination, as well as a severance payment equal to the greater of (i) the amount Mr. Goldin would be entitled to under Company policy applicable to management employees in effect at the time of termination, or (ii) Mr. Goldin’s base salary plus his target bonus (at the rates in effect on the date of termination) for the Minimum Severance Period. In addition, subject to Mr. Goldin’s execution and delivery of the Company’s standard release agreement, all awards theretofore granted to Mr. Goldin under the Company’s incentive plans shall continue to vest (and the restrictions thereon lapse) on their then existing schedule. These payments shall be paid over the period of time covered thereby on the Company’s regularly scheduled payroll payment dates.

Please see the section above entitled “Employment Agreements” for more details on these payments and the employment agreements of these executive officers, generally.

The following table and related footnote describe and quantify the amount of post termination payments that would be payable to each of the Named Executive Officers of the Company who have employment agreements in the event of termination of such Named Executive Officer’s employment as of December 31, 2017 under various employment-related scenarios pursuant to the employment Agreements entered into with each of the Named Executive Officers set forth in the table below utilizing a per share stock price of $4.36, the closing market price of the Company’s Class B Common Stock on December 29, 2017, the last trading day of 2017. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those presented in the following table. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the Named Executive Officer’s age.

Name	Benefit ($)	Death ($)		Disability ($)		By Company w/o Cause ($)		By Company w/ Cause ($)	By NEO w/o Good Reason ($)	By NEO w/ Good Reason ($)
Howard S. Jonas	Severance	50,000		50,000		50,000		—	—	50,000
	Restricted Stock	1,354,647	(1)	1,354,647	(1)	1,354,647	(1)	—	—	1,354,647	(1)
	Stock Options	—		—		—		—	—	—

Geoffrey Rochwarger	Severance	1,875,000		1,875,000		2,625,000		—	—	2,625,000
	Restricted Stock	—		—		—		—	—	—
	Stock Options	—		—		—		—	—	—

Avi Goldin	Severance	—		—		687,500		—	—	687,500
	Restricted Stock	—		—		—		—	—	—
	Stock Options	—		—		—		—	—	—

(1)	Represents the accelerating lapsing of deferred stock units covering 19 shares of the common stock of GRE. Does not include any additional value with respect to the accelerated lapsing of the restrictions on transfer and the repurchase right of the Company as to 600,000 shares of Restricted Stock (such shares of Restricted Stock are held by the Howard S. Jonas 2014 Annuity Trust, of which Howard Jonas is the trustee) as the purchased shares are subject to repurchase by the Company at the original purchase price of $6.82 and the closing price of the Class B Common Stock on the last trading day of 2017 was $4.36.

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EXECUTIVE COMPENSATION TABLES

The table below summarizes the total compensation paid or awarded to our Named Executive Officers by the Company for services performed during 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)		Option Awards ($)(2)	All other Compensation ($)		Total ($)

Howard S. Jonas	Fiscal 2017	$37,481	$325,000	(3)	$—		$—	$—	(4)	$362,481
Chairman of the Board	Fiscal 2016	$35,000	$325,000		$—		$—	$ 1,500	(4)	$361,500
	Fiscal 2015	$36,346	$325,000		$2,449,915	(5)	$—	$867,328	(6)	$3,678,589

Geoffrey Rochwarger	Fiscal 2017	$578,650	$375,000	(7)	$—		$—	$18,807	(8)	$972,457
Vice Chairman	Fiscal 2016	$578,650	$100,000		$—		$—	$17,208	(9)	$695,858
	Fiscal 2015	$593,977	$100,000		$—		$—	$88,325	(10)	$782,302

Avi Goldin	Fiscal 2017	$300,000	$225,000		$—		—	$—	(11)	$525,000
Chief Financial Officer	Fiscal 2016	$300,000	$250,000		$—		—	$1,500	(12)	$551,500
	Fiscal 2015	$301,923	$207,234		$160,512	(13)	—	$1,500	(12)	$671,169

Michael Stein	Fiscal 2017	$266,538	$373,500		$—	(15)	—	$—	(16)	$640,038
Chief Executive Officer (14)	Fiscal 2016	$250,000	$350,000		$—		—	$3,830	(17)	$603,830
	Fiscal 2015	$231,153	$207,446		$244,991	(18)	—	$5,395	(19)	$688,985

Michael Jonas	Fiscal 2017	$245,004	$50,000		$—		—	$15,154	(20)	$310,158
Executive Vice President	Fiscal 2016	$225,000	$50,000		$—		—	$13,922	(20)	$288,922
	Fiscal 2015	$250,000	$15,000		$—		—	$13,572	(20)	$278,572

(1)	The amounts shown in this column reflect bonuses paid for performance during the relevant period irrespective of when such bonus was paid.

(2)	The amounts shown in these columns reflect the aggregate grant date fair value of stock option and restricted stock awards computed in accordance with FASB ASC Topic 718. In valuing such awards, Genie made certain assumptions. For a discussion of those assumptions, please see Note 10 to Genie’s Consolidated Financial Statements included in Genie’s Annual Report on Form 10-K for the Year ended December 31, 2016. Grants of restricted shares of common stock of Genie Mongolia, Inc. to Messrs. Howard Jonas and Goldin and grants of restricted shares of Afek Oil & Gas, Ltd. to Mr. Rochwarger had a nominal grant date fair value.

(3)	Subject to stockholder approval, the bonus is to be paid via the grant of options to purchase 256,818 shares of Class B Common Stock, for his performance during 2017. See Proposal No. 5.

(4)	Does not include the 210,840 shares of Class B Common Stock received by Mr. Howard Jonas with a value of $1,354,647 for the value of the portion of the vesting of a DSU covering 19.333 shares of common stock of GRE in 2017 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015. See footnote 5.

(5)	Represents the grant date value of deferred stock units representing 58 shares of the common stock of GRE granted to Mr. Howard Jonas in 2015.

(6)	Consists of cash received in the amount of $865,828 for the value of the portion of the vesting of 16.853 shares of IDT Energy, Inc. in 2015 and the Company’s contribution to Mr. Howard Jonas’ account established under the Genie 401(k) plan in the amount of $1,500.

(7)	This includes $175,000 paid to Mr. Rochwarger during 2017 for performance during prior periods.

(8)	Consists of car, fuel and phone expenses paid by the Company on behalf of Mr. Rochwarger.

(9)	Consists of car, fuel and phone expenses paid by the Company on behalf of Mr. Rochwarger in the amount of $15,708 and the Company’s contribution to Mr. Rochwarger’s account established under the Genie 401(k) plan in the amount of $1,500.

(10)	Consists of (i) car, fuel and phone expenses paid by the Company on behalf of Mr. Rochwarger in the amount of $14,745, (ii) cash received in the amount of $72,080 for the value of the portion of the vesting of 1.403 shares of IDT Energy, Ltd.’s in 2015, and (iii) the Company’s contribution to Mr. Rochwarger’s account established under the Genie 401(k) plan in the amount of $1,500.

(11)	Does not include the 13,814 shares of Class B Common Stock received by Mr. Goldin with a value of $88,753 for the value of the portion of the vesting of 1.266 shares of common stock of GRE in 2017 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015. See footnote 12.

(12)	The Company’s contribution to Mr. Goldin’s account established under the Genie 401(k) plan.

(13)	Represents the grant date value of deferred stock units representing 3.8 shares of the common stock of GRE granted to Mr. Goldin in 2015.

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(14)	Michael Stein has served as Chief Executive Officer since November 2017. From March 2017 until November 2017, Mr. Stein served as Chief Operating Officer. In 2015 and 2016 and until March 2017, Mr. Stein served as Executive Vice President and was a Named Executive Officer.

(15)	Does not include the grant to Mr. Stein of 157,344 restricted shares of the Company’s Class B Common Stock approved by the Company’s Compensation Committee and Board of Directors on November 1, 2017 in connection with Mr. Stein’s appointment as Chief Executive Officer. The grant has not been made and is conditioned on the stockholder’s approval of the amendment of the 2011 Plan. The value of the grant on the date of approval by the Compensation Committee and Board of Directors was $900,007.

(16)	Does not include the 21,084 shares of Class B Common Stock received by Mr. Stein with a value of $135,465 for the value of the portion of the vesting of 1.933 shares of common stock of GRE in 2017 as the grant date value of the shares of common stock of GRE underlying the DSU was reflected upon grant in 2015. See footnote 16.

(17)	Consists of (i) dividends paid on shares of Restricted Stock in the amount of $2,330 and (ii) the Company’s contribution to Mr. Stein’s account established under the Genie 401(k) plan in the amount of $1,500. Does not include the cash received by Mr. Stein in the amount of $122,488 for the value of the portion of the vesting of 1.933 shares of common stock of GRE in 2016.

(18)	Represents the grant date value of deferred stock units representing 5.8 shares of the common stock of GRE granted to Mr. Stein in 2015.

(19)	Consists of (i) tuition reimbursement paid by the Company on behalf of Mr. Stein in the amount of $1,565, (ii) dividends paid on shares of Restricted Stock in the amount of $2,330 and (iii) the Company’s contribution to Mr. Stein’s account established under the Genie 401(k) plan in the amount of $1,500.

(20)	Consists of car, fuel and phone expenses paid by the Company on behalf of Mr. Michael Jonas.

Grants of Plan-Based Awards

The following table provides information on grants of awards made to our Named Executive Officers in Fiscal 2017:

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option wards ($)
Howard S. Jonas	08/07/2017	210,840	(1)	$1,354,647
Avi Goldin	08/07/2017	13,814	(2)	$88,753
Michael Stein	08/07/2017	21,084	(3)	$135,465

(1)	The shares of Class B Common Stock received by Mr. Jonas with a value of $1,354,647 represent the value of the portion of the vesting of 19.333 shares of common stock of GRE in 2017. The grant is subject to stockholder ratification. See Proposal No. 3.

(2)	The shares of Class B Common Stock received by Mr. Goldin with a value of $88,753 represent the value of the portion of the vesting of 1.266 shares of common stock of GRE in 2017.

(3)	The shares of Class B Common Stock received by Mr. Stein with a value of $135,465 represent the value of the portion of the vesting of 1.933 shares of common stock of GRE in 2017.

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Outstanding Equity Awards at 2017 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested Restricted Stock and Deferred Stock Units by our Named Executive Officers at December 31, 2017.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Howard Jonas	—	—	—		—	600,000	(3)	2,616,000
Geoffrey Rochwarger	11/03/2011	37,463		6.85	11/02/2021	—		—
Avi Goldin	11/03/2011	12,042		6.85	11/02/2021	—		—
Michael Stein	—	—	—	—	—	—		—
Michael Jonas	—	—	—	—	—	—		—

(1)	The market value of unvested Restricted Stock is calculated by multiplying the number of unvested stock held by the applicable named executive officer by the closing price of our Class B Common Stock on December 29, 2017 (the last trading day of 2017), which was $4.36.

(2)	All options listed in this column of the table that were granted in respect of options held to purchase shares of IDT Class B Common Stock in connection with IDT’s pro-rata spin-off of the Company are fully vested.

(3)	Restrictions as to transfer and the Company’s repurchase right will lapse as to 600,000 shares on December 31, 2018. The shares of Restricted Stock are held by the Howard S. Jonas 2014 Annuity Trust, of which Howard Jonas is the trustee.

Option Exercises and Stock Vested

The following table sets forth information regarding the stock options exercised and the shares of restricted Class B Common Stock that vested for each of the Named Executive Officers in Fiscal 2017.

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired Upon Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired Upon Vesting (#)		Number of Shares Withheld to Cover Taxes (#)	Value Realized on Vesting ($)(1)
Howard S. Jonas(2)	—	$—	600,000	(3)	0	$2,616,000
Geoffrey Rochwarger	2,996	$3,655	—		0	$—
Avi Goldin	—	$—	13,814		5,146	$88,508
Michael Stein	—	$—	30,793		8,750	$187,987
Michael Jonas	—	—	—		—	—

(1)	The value of shares of restricted stock realized upon vesting represents the total number of shares acquired on vesting (without regard to the amount of shares withheld to cover taxes) and is based on the closing price of the shares of Class B Common Stock on the vesting date and, as to Howard Jonas, on the dates on which the restrictions as to transfer and the Company’s repurchase right lapsed as to 600,000 shares.

(2)	The shares are held by the Howard S. Jonas 2014 Annuity Trust, of which Howard Jonas is the trustee.

(3)	Does not include 210,840 shares of Class B Common Stock granted to Mr. Jonas in connection with the vesting of 19.333 shares of common stock of GRE in 2017 as the grant and vesting is subject to stockholder ratification.

Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

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CEO Pay Ratio

Under the Dodd-Frank Act, the SEC requires disclosure of our chief executive officer to median employee pay ratio in this proxy statement. We identified the median employee by examining the 2017 total cash compensation for all individuals, excluding our CEO, who were employed by us on December 26, 2017, the last day of our payroll year. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2017. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. In 2017, there were no equity awards granted to our employees, except shares of Class B Common Stock received by employees for the value of the portion of the vesting of shares of common stock of GRE in 2017.

During 2017, the position of CEO was filled by two individuals for different portions of the year. Howard S. Jonas served as our CEO from January 1, 2017 through October 31, 2017 and Michael Stein served as our CEO for the remainder of 2017. We calculated the compensation provided to each person who served as CEO during 2017 for the time he served as CEO and combine those figures. Mr. Stein’s compensation includes $900,007, the approval date value of a grant of 157,344 restricted shares of the Company’s Class B Common Stock approved by the Company’s Compensation Committee and Board of Directors on November 1, 2017, to Mr. Stein in connection with Mr. Stein’s appointment as Chief Executive Officer.  Such grant has not been made and is conditioned on the stockholder’s approval of the amendment of the 2011 Plan.

After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2017 Summary Compensation Table later in this proxy statement.

As illustrated in the table below, our 2017 CEO to median employee pay ratio is 39:1.

	CEO to Median Employee
	Pay Ratio
	CEO		Median Employee
Base Salary (including bonus)	$441,385		$67,974
Stock Awards	$2,254,654		—
All Other Compensation	—		780
TOTAL	$2,696,039		$68,754

CEO Pay to Median Employee Pay Ratio	39	:	1

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PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. There are currently five directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All five directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are James A. Courter, Howard S. Jonas, W. Wesley Perry, Alan Rosenthal and Allan Sass, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2019 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting of Stockholders shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. Below contains biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as Chairman of the Board of Directors of the Company since January 2011, when it was spun off from IDT, and as Chief Executive Officer of the Company from January 2014 to November 2017. He has served as Co-Vice Chairman of the Board of the Company subsidiary, Genie Energy International Corporation, since September 2009. Mr. Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Mr. Jonas has served as Chief Executive Officer of IDT from October 2009 through December 2013. Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016, from June 2016 to November 2016, and as served as the Vice Chairman of the Board of Zedge since November 2016. Mr. Jonas also serves as the Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009. Mr. Jonas also serves as Chairman of the Board of Directors and Chief Executive Officer of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018. Mr. Jonas has been a director of Rafael Pharmaceuticals, Inc. since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

James A. Courter has served as Vice Chairman of the Board and director of Genie since August 2011. Mr. Courter has also served as Co-Vice Chairman of the Board of Directors of Genie Energy International Corporation since September 2009. Mr. Courter previously served as President of IDT from October 1996 until July 2001, and as IDT’s Chief Executive Officer from August 2001 to October 2009. Mr. Courter served as a director of IDT from March 1996 to October 2011and served as Vice Chairman of the Board of Directors of IDT from March 1999 to October 2011. Mr. Courter was a senior partner in the New Jersey law firm of Courter, Kobert & Cohen for forty years. He was also a partner in the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson & Hand from January 1994 to September 1996. Mr. Courter was a member of the U.S. House of Representatives for twelve years, retiring in January 1991. From 1991 to 1994, Mr. Courter was Chairman of the President’s Defense Base Closure and Realignment Commission. He received a B.A. from Colgate University and a J.D. from Duke University Law School.

Key Attributes, Experience and Skills:

Mr. Courter’s experience as a U.S. Congressman for twelve years positions him to provide guidance in government relations. Moreover, Mr. Courter’s fourteen year tenure with IDT (eight of which was as Chief Executive Officer) affords him extensive knowledge of our various businesses, and experience running of a company with diverse holdings and operations. Mr. Courter also brings leadership oversight to the Board.

W. Wesley Perry has served as a director of Genie since October 2011. He has also served as Chairman of the Board of Directors of Genie Energy International Corporation since September 2009. Mr. Perry served as a director of IDT Corporation from September 2010 to October 2011. Mr. Perry owns and operates S.E.S. Investments, Ltd., an oil and gas investment company since 1993. He has served as CEO of E.G.L. Resources, Inc. since July 2008 and served as its President from 2003 to July 2008. Mr. Perry was a director of United Trust Group (OTC:UTGN) from June 2001 to December 2014 and has served on its Audit Committee. He served as a director of Western National Bank from 2005 to 2009. Mr. Perry is a director and board member of First Southern National Bank and Viper Energy Partners, LP. Mr. Perry served as an at-large councilperson on the Midland City Council from 2002 to 2008 and Mayor of Midland, Texas from 2008 through 2014. He is currently the President of the Milagros Foundation and a board member of the Abel-Hangar Foundation. He has a Bachelor of Science degree in Engineering from University of Oklahoma.

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Key Attributes, Experience and Skills:

Mr. Perry’s history in the oil and gas industry demonstrates his significant experience in and knowledge of our unconventional oil and gas business. Mr. Perry’s strong financial background, including his service as chairman of the audit committee of United Trust Group, also provides financial expertise to the Board, including an understanding of financial statements, corporate finance and accounting.

Alan B. Rosenthal has served as a director of Genie since October 2011. Dr. Rosenthal is the founding and managing partner of ABR Capital Financial Group LLC, an investment fund, founding partner and owner of NorthStar Travel, founding partner of Alaska Business Monthly and founding partner and owner of Master Dental Alliance. Dr. Rosenthal is an assistant clinical professor of Micro-Neurosurgical Treatment of Oral Pathology at New York University. Dr. Rosenthal is a board member of Yeshiva University and served on the board of directors of IDT Corporation from 1994 through1996. He has a Bachelor of Science degree from Rutgers University and a DMD from University of Pennsylvania.

Key Attributes, Experience and Skills:

Dr. Rosenthal’s strong financial background as founding partner and owner of various businesses provides financial expertise to the Board, including an understanding of financial statements, corporate finance and accounting.

Allan Sass, PhD has served as a director of Genie since October 2011. Mr. Sass is the former President and Chief Executive Officer of Occidental Oil Shale Corporation, a subsidiary of Occidental Petroleum. He is a member of the Editorial Board of the technical journal, In-Situ. Mr. Sass has a Bachelor of Science in Chemical Engineering from Cooper Union and a Master of Science and PhD in Chemical Engineering from Yale University.

Key Attributes, Experience and Skills:

Mr. Sass’ history in the oil shale industry demonstrates his significant experience in and knowledge of our unconventional oil and gas business. His extensive scientific background and significant experience in the oil shale industry provides assistance in the oversight of the Company’s oil shale business, in particular the Company’s research and development efforts.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2011 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2011 Stock Option and Incentive Plan (the “2011 Plan”) that will, among other things, (a) increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 974,199 shares, (b) modify the independent, non-employee directors’ cash retainer of $50,000 to provide that the non-employee director may elect to receive any or all of such $50,000 in shares of fully vested restricted Class B Common Stock, the value of which shall be based on the average of the high and low price on the trading date prior to the grant, in lieu of cash, and (c) conform with recent tax law changes. The Board of Directors adopted the proposed amendment to the 2011 Plan on March 26, 2018, subject to stockholder approval at the Annual Meeting. Currently, the 2011 Plan provides that each non-employee director of the Company who is deemed to be independent and who attends at least 75% of the regularly scheduled meetings of the Board of Directors and committees of which he or she is a member during a calendar year will receive an annual cash retainer of $50,000. Such payment will be made in January of the calendar year following attendance of at least 75% of the regularly scheduled Board of Directors and committee meetings during the preceding year, and is pro-rated, based on the quarter in which the director joins, for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors and committee meetings for the period when he or she was a director.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 974,199 shares is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success. The Board of Directors believes that the proposed amendments to modify the non-employee directors’ annual cash compensation are necessary to attract and retain the services of non-employee directors of the Company essential to the Company’s long-term success. Finally, effective for taxable years beginning after December 31, 2017, the exemption for performance-based compensation from the Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) deduction limit (discussed below) has been repealed such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Accordingly, those provisions and references relating to said repealed exemption have been removed. The proposed amendment has been approved by the Compensation Committee and the Board of Directors, and is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2011 Plan, options which are incentive stock options (“ISOs”) within the meaning of Code Section 422; and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to NYSE listed companies.

The following description of the 2011 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2011 Plan, as proposed to be amended. A copy of the 2011 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2011 PLAN

Pursuant to the 2011 Plan, officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options and restricted stock. There are approximately 230 employees and directors eligible for grants under the 2011 Plan. Options granted under the 2011 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2011 Plan.

The maximum number of shares reserved for the grant of awards under the 2011 Plan is 2,294,199 shares of Class B Common Stock (including the 974,199 shares of Class B Common Stock reserved subject to approval of the stockholders). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee administers the 2011 Plan. Subject to the provisions of the 2011 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2011 Plan and may at any time adopt such rules and regulations for the 2011 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

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An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2011 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2011 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2011 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2011 Plan).

On each January 5th (or the next business day if January 5th is not a business day) each of the Company’s non-employee directors (as defined in the 2011 Plan) who is determined to be independent shall automatically be awarded 2,920 shares of restricted Class B Common Stock and, at the option of the Non-Employee Director, an award of shares of restricted Class B Common Stock equal to up to $50,000 (in lieu of the $50,000 cash compensation) based on the average of the high and low trading price of the Class B Common Stock on the trading date prior to the non-employee director grant date. New non-employee directors who are determined to be independent will receive a pro-rata amount (based on the number of quarters of service for such calendar year since their election to the Board) of such annual cash compensation on their first January 5th as an independent, non-employee director. Such awards of shares of restricted Class B Common Stock shall vest in full immediately upon grant.

The 2011 Plan provides for the granting of restricted stock awards, which are awards of shares of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2011 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2011 Plan after October 24, 2021, ten years from the Board’s adoption of the 2011 Plan.

ISOs are not assignable or transferable except by the laws of descent and distribution. NQSOs may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2011 Plan to officers, directors, employees and consultants. Actual awards under the 2011 Plan to Named Executive Officers for Fiscal 2017 are reported under the heading “Grant of Plan-Based Awards.”

New Plan Benefits

Name and Principal Position	Number of Shares of Stock
Non-Employee Director Group	8,760	(1)
Michael Stein	157,344	(2)

(1)	Each of the three non-employee directors of the Company will receive an annual grant of 2,920 shares of restricted Class B Common Stock for being a director. In 2017, this automatic grant was made on January 5, 2017. Calculation is based upon the number of non-employee directors nominated for election at the Annual Meeting.

(2)	On November 1, 2017, in connection with Mr. Stein’s appointment as Chief Executive Officer, the Company’s Compensation Committee and Board of Directors approved a grant to be made in May 2018 (conditioned on the stockholder’s approval of the amendment of the 2011 Plan) of 157,344 restricted shares of the Company’s Class B Common Stock.

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Federal Income Tax Consequences of Awards Granted under the 2011 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2011 Plan:

Incentive Stock Options. ISOs granted under the 2011 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering shares of Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options. Non-qualified stock options granted under the 2011 Plan are options that do not qualify as ISOs. A participant who receives an NQSO will not recognize any taxable income upon the grant of such NQSO. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2011 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of Class B Common Stock received.

With respect to restricted stock awards under the 2011 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of Class B Common Stock as of that date over the price paid for such award, if any.

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The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2011 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2011 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation.  Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO).

On March 29, 2018, the last reported sale price of Class B Common Stock on the NYSE was $4.99 per share.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2011 Plan, pursuant to which options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock may be awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment to the 2011 Plan that will (a) increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 974,199 shares, (b) modify the independent, non-employee directors’ cash retainer of $50,000 to provide that the non-employee director may elect to receive any or all of such $50,000 in shares of fully vested restricted Class B Common Stock, the value of which shall be based on the average of the high and low price on the trading date prior to the grant, in lieu of cash, and (c) conform with recent tax law changes. The Company anticipates awarding options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock to employees, officers, directors and consultants under the 2011 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through December 31, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders - 2011 Stock Option and Incentive Plan, as amended and restated	157,344	$5.72	50,599

We adopted our Incentive Plan to provide equity compensation to our Board of Directors, our management and our employees and consultants. Except as described above, we have not committed to make any grants under such plan. In conjunction with the spin-off, approximately 2.4 million shares of our Class B Common Stock were distributed to holders of unvested restricted shares of Class B Common Stock of IDT, which are similarly restricted. In addition, we issued options to purchase 50,000 shares of our Class B Common Stock in respect of outstanding options to purchase shares of Class B Common Stock of IDT. Such restricted shares and options were issued under the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF AMENDMENTS TO THE 2011 PLAN AS DESCRIBED ABOVE.

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PROPOSAL NO. 3

TO APPROVE AND RATIFY AN AUGUST 7, 2017, GRANT TO HOWARD S. JONAS OF 210,840 SHARES OF THE COMPANY’S

CLASS B COMMON STOCK IN CONNECTION WITH THE VESTING OF DEFERRED STOCK UNITS IN THE

COMPANY’S SUBSIDIARY GENIE RETAIL ENERGY, INC.

The Company’s stockholders are being asked to approve and ratify the actions of the Compensation Committee of the Board of Directors in granting on August 7, 2017 210,840 shares of Restricted Stock to Howard S. Jonas, the Company’s Chairman of the Board and controlling stockholder.

On August 7, 2017, the Compensation Committee of the Board of Directors approved the grant of 210,840 shares of Restricted Stock to Howard S. Jonas, the Company’s Chairman of the Board and controlling stockholder.

The grant of Restricted Stock was in connection with the vesting of 19.33 deferred stock units of the Company’s subsidiary, Genie Retail Energy, Inc. (“GRE”). Under the terms of the grant instrument, Mr. Howard S. Jonas has the right to convert the vested shares of GRE into shares of the Company’s Class B Common Stock. The grant of the Restricted Stock is subject to ratification by the stockholders of the Company.

Howard S. Jonas will not vote the 210,840 shares of Class B Common Stock that was granted to him for or against this Proposal, but Mr. Howard S. Jonas may vote some or all of the other shares of the Company’s Class B Common Stock and Class A Common Stock that he beneficially owns on this Proposal.

Howard S. Jonas is the Company’s Chairman of the Board and its controlling stockholder. See SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFICATION OF THE GRANT OF THE RESTRICTED STOCK AS DESCRIBED ABOVE.

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PROPOSAL NO. 4

APPROVAL OF A SALE TO HOWARD S. JONAS OF 1,152,074 SHARES OF THE COMPANY’S CLASS B COMMON STOCK AT $4.34 PER SHARE FOR AN AGGREGATE SALE PRICE OF $5 MILLION, AND WARRANTS TO PURCHASE AN

ADDITIONAL 1,048,218 SHARES OF THE COMPANY CLASS B COMMON STOCK AT $4.77 PER SHARE FOR

AN AGGREGATE EXERCISE PRICE OF $5 MILLION.

The Company’s stockholders are being asked to approve the actions of the Board of Directors and the Corporate Governance Committee of the Board of Directors (the “Governance Committee”) that authorized, subject to stockholder approval, the sale of (i) 1,152,074 shares of the Company’s Class B Common Stock, at a price of $4.34 per share for an aggregate sales price of $5 million, and (ii) warrants to purchase an additional 1,048,218 shares of the Company’s Class B Common Stock at an exercise price of $4.77 per share for an aggregate exercise price of $5 million (the “Sale”), to Howard S. Jonas, the Company’s Chairman of the Board of Directors, or his affiliates. The warrants will expire two years from the closing of the Sale, which will take place as soon as practicable following stockholder approval, if obtained. The rules of the New York Stock Exchange require stockholder approval of the Sale.

The price for the Sale of the shares is equal to the closing price of the Class B Common Stock on the day before the transaction was first considered by the Board of Directors. The exercise price of the warrants represents a 10% premium on the Sale price. The Board of Directors has received an opinion as to the fairness of the transaction to the other stockholders of the Registrant.

On February 15, 2018, the Board of Directors and the Governance Committee approved the sale by the Company to Howard S. Jonas of 1,152,074 shares of the Company’s Class B Common Stock, at a price of $4.34 per share for an aggregate sales price of $5 million, and (ii) warrants to purchase an additional 1,048,218 shares of the Company’s Class B Common Stock at an exercise price of $4.77 per share for an aggregate exercise price of $5 million. The price for the Sale of the shares is equal to the closing price of the Class B Common Stock on the day before the transaction was first considered by the Board of Directors on November 21, 2017. The exercise price of the warrants represents a 10% premium on the Sale price. The Board of Directors has received an opinion as to the fairness of the transaction to the other stockholders of the Company.

Howard S. Jonas is the Company’s Chairman of the Board and its controlling stockholder. See SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, above.

Section 312.03 of the NYSE Listed Company Manual requires the Company’s stockholders to approve the Sale.

The closing price of the Company’s Class B Common Stock on the New York Stock Exchange on March 29, 2018 was $4.99.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF THE SALE, AS DESCRIBED ABOVE.

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PROPOSAL NO. 5

APPROVAL OF THE GRANT OF
OPTIONS TO PURCHASE 256,818 SHARES OF CLASS B COMMON
STOCK OF THE COMPANY TO HOWARD S. JONAS IN LIEU OF A CASH BONUS

The Company’s stockholders are being asked to approve the action of the Compensation Committee of the Board of Directors in granting options to purchase up to 256,818 shares of the Company’s Class B Common Stock to Howard S. Jonas, the Company’s Chairman of the Board in lieu of a cash bonus.

On February 15, 2018, the Compensation Committee of the Board of Directors approved a bonus of $325,000 (the “Bonus”) to Howard S. Jonas, the Company’s Chairman of the Board for his performance during Fiscal 2017.  The proposed grant of stock options is in lieu of the cash Bonus.  If approved by the stockholders, the options will be granted on or about May 7, 2018 and the options will vest in five equal annual installments, commencing on February 15, 2019, with an expiration date of five years from the grant date.

The options have an exercise price of $4.34 per share, the closing price of the shares of Class B Common Stock on February 14, 2018, the day before the approval of the Compensation Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF THE GRANT OF THE OPTIONS AS DESCRIBED ABOVE.

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PROPOSAL NO. 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are asking our stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the 2017 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, it will provide feedback concerning our executive compensation program. We hold advisory votes on executive compensation every three years. Our Board decided on votes every three years and a majority of our stockholders voted for that preference in 2015. We will continue to hold advisory votes on executive compensation every three years until our next vote on the frequency of stockholder votes on executive compensation, which will occur at our 2021 annual meeting.

As noted in the Compensation Discussion and Analysis included in the “Executive Compensation” section of this Proxy Statement, the Compensation Committee believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The three broad components of our executive officer compensation are base salary, annual cash incentive bonuses awards, and long term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our board, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that our current compensation plans are competitive and reasonable.

Further details concerning how we implement our philosophy and goals, and how we apply the above principles to our compensation program, are provided in the Compensation, Discussion and Analysis above. In particular, we discuss how we set compensation targets and other objectives and evaluate performance against those targets and objectives to assure that performance is appropriately rewarded.

Stockholders are urged to read the Compensation, Discussion and Analysis and other information in the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that our executive compensation program aligns our executives’ compensation with SPCI’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to SPCI’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Genie Energy Ltd. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

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PROPOSAL NO. 7

ADVISORY VOTE ON FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to seeking our stockholders’ advisory vote on the compensation of our Named Executive Officers, we are asking our stockholders to express a preference as to how frequently future advisory votes on executive compensation should take place. As required by Section 14A of the Securities Exchange Act of 1934, we are giving stockholders the opportunity to express a preference to cast such advisory votes annually, every two years or every three years; shareholders also have the option to abstain from voting on this matter. For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every three years.

The Board believes that a vote every three years provides adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, our Board believes that an advisory vote every three years is preferable, as it would foster a long-term approach to evaluating our executive compensation program while maintaining accountability for executive compensation decisions. If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2021 Annual Meeting.

Although the frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Board and the Compensation Committee will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
SELECT “THREE YEARS” ON THE PROPOSAL CONCERNING THE
FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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Directors, Director Nominees, Executive Officers and Key Personnel

The executive officers, directors, director nominees and certain key personnel of the Company are as follows:

Name	Age	Position
Howard S. Jonas	61	Chairman of the Board of Directors, Director, Director Nominee and Named Executive Officer
James A. Courter	76	Vice Chairman of the Board of Directors, Director and Director Nominee
Geoffrey Rochwarger	47	Vice Chairman and Named Executive Officer
Michael Stein	34	Chief Executive Officer and Named Executive Officer
Avi Goldin	40	Chief Financial Officer and Named Executive Officer
Michael Jonas	34	Executive Vice President and Named Executive Officer
W. Wesley Perry	61	Director and Director Nominee
Alan B. Rosenthal	64	Director and Director Nominee
Alan Sass	78	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and key personnel except Howard S. Jonas, whose information is set forth above under Proposal No. 1:

Geoffrey Rochwarger has served as Vice Chairman of Genie since August 2011, Chief Executive Officer of Atid Drilling Ltd. Since 2017, Chief Executive Officer of Genie Oil E&P since May 2015 and as Chief Executive Officer of Genie Israel Holdings Ltd. since 2013. Mr. Rochwarger served as Chairman and Chief Executive Officer of IDT Energy, Inc. from January 2007 to May 2015. From 2004 to 2009, Mr. Rochwarger served as President and Director of IDT Capital, Inc., the then business incubator for IDT. Prior to 2004, Mr. Rochwarger has held various positions at IDT Corporation and its affiliates. Mr. Rochwarger received a B.A. in Economics at Yeshiva University in 1992. Mr. Rochwarger is not a member of the Board of Directors of the Company.

Michael Stein has served as Chief Executive Officer of Genie since November 2017 and had served as Chief Operating Officer from March 2017 to November 2017 and as Executive Vice President of Genie from May 2014 to March 2017. Mr. Stein has served as Chief Executive Officer of Genie Retail Energy, Inc. since May 2015. In addition, Mr. Stein serves as Chief Executive Officer of Diversegy LLC and Executive Chairman of Retail Energy Holdings, the operating entity of Town Square Energy. Mr. Stein served as Senior Vice President of Operations from January 2014 to May 2014. From July 2012 to January 2014, Mr. Stein was Senior Vice President of Business Development of IDT Telecom. From June 2007 to January 2009, Mr. Stein was an analyst at Belstar Investment Management. Mr. Stein has also served as communal leader at the Riverdale Jewish Center in Bronx, New York. Mr. Stein is also a trustee of the Etzion Foundation and of the Organization for the Resolution of Agunot. Mr. Stein received his B.A. in Psychology from Yeshiva University.

Avi Goldin has served as Chief Financial Officer of Genie since August 2011 and Chief Financial Officer of GRE since May 2015. Mr. Goldin also served as Vice President of Corporate Development of IDT Corporation from May 2009 through October 2011. Mr. Goldin originally joined IDT in January 2004 and held several positions within IDT and its affiliates before leaving in January 2008 to join CayComm Media Holdings, a telecommunications acquisition fund, where he served as Vice President, Finance. Mr. Goldin rejoined IDT in May 2009 as Vice President of Corporate Development. Prior to joining IDT, Mr. Goldin served as an Investment Analyst at Dreman Value Management, a $7 billion asset management firm and an Associate in the Satellite Communications group at Morgan Stanley & Co. Mr. Goldin holds an MBA from the Stern School of Business of New York University, a B.A. in Finance from the Syms School of Business of Yeshiva University and is a Chartered Financial Analyst (CFA).

Michael Jonas has served as Executive Vice President of the Company since May 2014, Director of Global Exploration and Business Development since August 2014, Chief Executive Officer of Genie Oil Development since May 2015, Chief Executive Officer and President of Genie Mongolia, Inc. since May 2015 and director of Genie Mongolia since its inception in October 2012. In such capacities, Mr. Jonas is responsible for government affairs, public relations, and business development for Genie Oil & Gas and all of the Company’s business development in Mongolia. Mr. Jonas has served as director and Executive Vice President of the Company’s subsidiary, Genie Oil Shale Mongolia LLC since April 2013, as a director (since March 2010) and Executive Vice President (since February 2011) of the Company’s subsidiary, Israel Energy Initiatives Ltd. and director of the Company’s subsidiary, Afek Oil and Gas Ltd. since November 2011. Mr. Jonas has also served as Chairman of the Board of Directors of Zedge, Inc. since November 14, 2016 and member of Zedge’s Board of Directors since May 23, 2016. From November 2005 through December 2011, Mr. Jonas served IDT in various positions such as analyst, vice president and manager of international business. Mr. Jonas is a founding member of Mongolian Oil Shale Association.

Independent Public Accountants

BDO USA, LLP (“BDO”) has served the Company as its independent registered public accounting firm since 2013. The Audit Committee of the Board of Directors has not yet appointed the Company’s independent registered public accounting firm for 2018 and is still considering alternatives for that engagement.  BDO has been retained to review the Company’s financial statement for the first quarter of 2018.

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We expect that representatives for BDO will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

During the Company’s two most recent fiscal years, the Company did not consult with BDO with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

BDO’s report on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years there were no disagreements between the Company and BDO on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years.

During the two most recent fiscal years there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by BDO for the years ended December 31, 2017 and December 31, 2016:

Year Ended July 31	2017	2016
Audit Fees(1)	$559,570	$395,250
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$559,570	$395,250

(1)	Audit fees for the audit of the consolidated financial statements, as well as fees for the audit of the effectiveness of the internal controls over financial reporting.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in 2017 and 2016.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s role is more fully described in its charter, which can be found on the Company’s website at www.genie.com/governance.php.  The Audit Committee reviews its charter no less frequently than on an annual basis. The Board of Directors annually (and if changes are made thereto, when those changes are implemented) reviews the NYSE listing standards’ definition of independence for Audit Committee members, questionnaires completed by the Audit Committee members and all information available to the Board of Directors regarding relationships that could reasonably be expected to impact independence in accordance with those standards, and, at a meeting held on March 7, 2018, determined that each member of the Audit Committee meets that standard.  The Board of Directors has also determined that W. Wesley Perry qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations. The Company has an Internal Audit Department that reports to the Audit Committee and to the Company’s management. The department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to, for example, the reliability and integrity of the Company’s financial information and the safeguarding of the Company’s assets. The Company has also retained Eisner Amper for certain services related to the internal audit function, particularly as regard to the audit of electronic systems.

The Company’s independent registered public accounting firm for 2017, BDO USA, LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.  The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent registered public accounting firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management or the independent registered public accounting firm; nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the course of a fiscal year includes reviewing the Company’s annual and quarterly financial statements, internal controls over financial reporting, and audit and other matters.  The Audit Committee met each quarter with BDO USA, LLP and the Company’s management to review the Company’s interim financial results for the first three fiscal quarters before the publication of the Company’s relevant quarterly earnings releases.  The Company’s management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm.  The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.  In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal audit team and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent registered public accounting firm can be retained to perform non-audit services.  The Company’s independent registered public accounting firm has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm and the Company’s management that firm’s independence.  In accordance with Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by BDO USA, LLP.  Pre-approval is required for audit services, audit-related services, tax services, and other services.

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The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the year ended December 31, 2017, as well as the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2017.  The Audit Committee has also reviewed and discussed with BDO USA, LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
W. Wesley Perry – Chairman Alan Rosenthal Allan Sass

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

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OTHER INFORMATION

Submission of Proposals for the 2019 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2018 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than December 8, 2018. In addition, any stockholder proposal submitted with respect to the Company’s 2018 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after February 21, 2019.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2017 Annual Report on Form 10-K may be obtained by contacting Bill Ulrey, Vice President–Investor Relations and External Affairs, by phone at (973) 438-3838, by mail addressed to Bill Ulrey, Vice President–Investor Relations and External Affairs, at 520 Broad Street, Newark, NJ 07102, or may be requested through the Investor Relations section of our website: http://genie.com/investor_relations.php under the Request Info tab.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
April [__], 2018
/s/ Joyce Mason
Joyce Mason Corporate Secretary

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EXHIBIT A

GENIE ENERGY LTD.
2011 STOCK OPTION AND INCENTIVE PLAN

(Amended and Restated March 26, 2018)

1.	Purpose; Types of Awards; Construction.

The purpose of the Genie Energy Ltd. 2011 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of Genie Energy Ltd. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. In addition, the Plan permits the issuance of awards in partial substitution of incentive awards that covered shares of the Class B common stock of IDT Corporation immediately prior to the spin-off of Genie Energy Ltd. by IDT Corporation (the “Spin-Off”). The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended and shall be interpreted in a manner consistent with the requirements thereof.

2.	Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately following the spin-off of the Company by way of a pro rata distribution of the Company’s common stock to the stockholders of IDT Corporation, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii) during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d) “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

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(g) “Company” shall mean Genie Energy Ltd., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h) “Conversion Award” shall have the meaning specified in Section 25 hereof.

(i) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated and, with respect to Conversion Awards, shall also include services as an employee, director, or consultant of IDT Corporation. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(j) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(k) “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(l) “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(o) “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(p) “IDT” shall mean IDT Corporation, a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

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(q) “IDT Award” shall have the meaning specified in Section 25 hereof.

(r) “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(s) “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(t) “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(u) “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

(v) “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than any Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) who is not an employee of the Company or any Subsidiary.

(w) “Non-Employee Director Annual Grant” shall mean an award of 2,920 shares of Restricted Stock, which equals $20,000 determined on the date that was thirty (30) days following consummation of the Spin-Off.

(x) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(y) “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(z) “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(aa) “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(bb) “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(cc) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(dd) “Plan” means this Genie Energy Ltd. 2011 Stock Option and Incentive Plan, as amended or restated from time to time.

(ee) “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ff) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(gg) “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

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(hh) “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(ii) “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(jj) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(kk) “Separation Agreement” means that certain Separation and Distribution Agreement, by and between IDT and the Company, dated as of October 28, 2011).

(ll) “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock, as specified in the award or determined by the Committee.

(mm) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(nn) “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(oo) “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.	Administration.

(a) The Plan shall be administered by the Committee, the members of which may be composed of (i) “non-employee directors” under Rule 16b-3 or (ii) any other members of the Board.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d) The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

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4.	Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary, except that Conversion Awards may be granted to any person who holds IDT Awards. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 12 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Stock.

(a) The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 2,294,199, plus the number of shares of Class B Stock that are covered by Conversion Awards, subject to adjustment as provided below and in Section 13 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b) If any outstanding award under the Plan (including Conversion Awards) should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6.	Terms and Conditions of Options.

(a) OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement.

(b) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c) TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 13 of the Plan.

(e) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

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(g) TERMINATION. Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee shall prescribe).

(h) DEATH, DISABILITY OR RETIREMENT OF GRANTEE. If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within one hundred eighty (180) days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment, director or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

(i) OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.	Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.	Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a) LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

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9.	Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b) PAYMENT. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c) EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g) FORM OF PAYMENT. Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

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10.	Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Limited Right may be granted at such time or times as may be determined by the Committee.

(b) EXERCISE. A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c) AMOUNT PAYABLE. Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i) in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) above), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii) in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(i) above), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii) in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) below.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d) DETERMINATION OF AMOUNTS PAYABLE. The amounts to be paid to a Grantee pursuant to Section 10 (c) shall be determined as follows:

(i) The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised.

(ii) The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(iii) The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of common stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of common stock during the ninety-day period ending on the date on which such Limited Right is exercised.

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(iv) The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(v) The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE. Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f) METHOD OF EXERCISE. To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock  with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11.	Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

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(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d) OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 14 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 14. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

12.	Non-Employee Director Restricted Stock.

The provisions of this Section 12 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 12, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section.

(a) GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 12. Restricted Stock granted pursuant to this Section 12 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b) INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c) ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant and, at the option of the Non-Employee Director, an award of Restricted Stock equal to up to $50,000 (in lieu of Non-Employee Director cash compensation) based on the average of the high and low trading price of the Class B Common Stock on the trading date prior to the Non-Employee Director Grant Date.

(d) VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 12 shall be fully vested on the date of grant.

13.	Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

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(b) RESTRICTIONS. Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d) OWNERSHIP. Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 15 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 15. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

14.	Effect of Certain Changes.

(a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

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15.	Corporate Transaction; Change in Control; Related Entity Disposition.

(a) CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c) RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d) SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

16.	Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan, from time to time, until October 24, 2021 which is within a period of ten (10) years from the date the Board adopted the Plan.

17.	Transferability of Awards.

(a) Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b) Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 18 hereof.

(c) The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d) Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period. Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

18.	Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

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19.	Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 14(a) of the Plan.

20.	No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

21.	Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

22.	Approval; Amendment and Termination of the Plan.

(a) APPROVAL. The Plan initially became effective when adopted by the Board on October 24, 2011 and shall terminate on the tenth anniversary of such date. The Plan was ratified by the Company’s sole stockholder on October 25, 2011. The Board amended the Plan on March 7, 2015 to increase the amount of authorized shares under the Plan to 1,320,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on May 5, 2015. The Board amended the Plan on March 7, 2018 to (i) state that it is not intended to comply with Section 162(m) of United States Internal Revenue Code of 1986, as amended, (ii) amend the Non-Employee Director Grant and (iii) increase the amount of authorized shares under the Plan to 2,294,199 shares of Class B Common Stock. The Company’s stockholders ratified such amendments to the Plan on May 7, 2018.

(b) AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 14(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

23.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

A-13

24.	Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 24, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

25.	Converted IDT Awards

(a) As a result of the spin-off transaction contemplated by the Separation Agreement, certain awards (“Conversion Awards”) may be issued under this Plan in connection with the equitable adjustment by IDT of certain stock options, restricted stock awards and other equity-based awards previously granted by IDT (collectively, the “IDT Awards”). Notwithstanding any other provision of the Plan to the contrary and subject to the terms of the Separation Agreement, (i) the number of shares to be subject to each Conversion Award shall be determined by the Compensation Committee of the Board of Directors of IDT (the “IDT Committee”), and (ii) the other terms and conditions of each Conversion Award, including option exercise price, shall be determined by the IDT Committee, provided that such determinations are made prior to the “Distribution” (as such term is defined in the Separation Agreement). Solely for purposes of any Conversion Award, the term “Grantee” shall also include any person who holds an “IDT Option” or “IDT Restricted Share” (as those terms are defined in the Separation Agreement) that remains outstanding immediately prior to the Separation Date and receives a Conversion Award under this Section 25.

(b) With respect to any Conversion Award held by an employee, consultant, or director in the employ or service of IDT (an “IDT Holder”), the Committee shall, upon written notification from IDT, provide that any such Conversion Award shall vest upon the terms and conditions set forth in such notification, to the extent permitted by the Plan.

(c) IDT shall be an intended third party beneficiary of, and shall have standing to enforce the terms of, this Section 25 as if it were a party hereto.

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ANNUAL MEETING OF STOCKHOLDERS OF
GENIE ENERGY LTD.

May 7, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Genie Energy Ltd.
Stockholders Meeting to be Held on May 7, 2018:

The Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report are available at:

www.genie.com/ir

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES, “FOR” PROPOSALS 2, 3, 4, 5 AND 6 AND FOR “THREE YEARS” ON PROPOSAL 7.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST		ABSTAIN
1.	Election of Directors:				4.	To approve a sale by the Company to Howard S. Jonas of 1,152,074 shares of the Company’s Class B Common Stock at a sale price of $5 million, and warrants to purchase an additional 1,048,218 shares of the Company Class B Common Stock at an aggregate exercise price of $5 million.	☐	☐		☐
NOMINEES:
	James A. Courter	☐	☐	☐
	Howard S. Jonas	☐	☐	☐
	W. Wesley Perry	☐	☐	☐
	Alan Rosenthal	☐	☐	☐
	Allan Sass	☐	☐	☐

2.	To approve an amendment to the Genie Energy Ltd. 2011 Stock Option and Incentive Plan.	☐	☐	☐	5.	To approve the grant of options to purchase 256,818 shares of the Company’s Class B Common Stock to Howard S. Jonas in lieu of a cash bonus.	☐	☐		☐

3.	To approve and ratify an August 7, 2017, grant to Howard S. Jonas of 210,840 shares of the Company’s Class B Common Stock in connection with the vesting of Deferred Stock Units in the Company’s subsidiary Genie Retail Energy, Inc.	☐	☐	☐	6.	Advisory vote on executive compensation.	☐	☐		☐
							1 Yr	2 Yrs	3 Yrs	ABSTAIN
					7.	Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date: , 2018	Signature of Stockholder _	Date: , 2018

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution

If you would like to receive future GENIE ENERGY LTD. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GENIE ENERGY LTD.
520 Broad Street, Newark, New Jersey 07102
(973) 438-3500
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2018

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Genie Energy Ltd. to be held at Genie Energy Ltd.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102 on May 7, 2018 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

ANNUAL MEETING OF STOCKHOLDERS OF

GENIE ENERGY LTD.

May 7, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending

the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With

e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

â Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES, “FOR” PROPOSALS 2, 3, 4, 5 AND 6 AND FOR “THREE YEARS” ON PROPOSAL 7.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST		ABSTAIN
1.	Election of Directors:				4.	To approve a sale by the Company to Howard S. Jonas of 1,152,074 shares of the Company’s Class B Common Stock at a sale price of $5 million, and warrants to purchase an additional 1,048,218 shares of the Company Class B Common Stock at an aggregate exercise price of $5 million.	☐	☐		☐
NOMINEES:
	James A. Courter	☐	☐	☐
	Howard S. Jonas	☐	☐	☐
	W. Wesley Perry	☐	☐	☐
	Alan Rosenthal	☐	☐	☐
	Allan Sass	☐	☐	☐

2.	To approve an amendment to the Genie Energy Ltd. 2011 Stock Option and Incentive Plan.	☐	☐	☐	5.	To approve the grant of options to purchase 256,818 shares of the Company’s Class B Common Stock to Howard S. Jonas in lieu of a cash bonus.	☐	☐		☐

3.	To approve and ratify an August 7, 2017, grant to Howard S. Jonas of 210,840 shares of the Company’s Class B Common Stock in connection with the vesting of Deferred Stock Units in the Company’s subsidiary Genie Retail Energy, Inc.	☐	☐	☐	6.	Advisory vote on executive compensation.	☐	☐		☐
							1 Yr	2 Yrs	3 Yrs	ABSTAIN
					7.	Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date: , 2018	Signature of Stockholder _	Date: , 2018

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.